FOREFRONT INCOME TRUST

COMMON SHARES OF BENEFICIAL INTEREST

Dated February 3, 2017, as supplemented on March 15, 2017

This Prospectus relates to the offering of 10,000,000 common shares of beneficial interest, $0.01 par value (“Shares”) of Forefront Income Trust (the “Trust”, “we,” “us” or “our”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, “interval” management investment company. The Trust has registered the offering and sale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”).

Investment Objective. The Trust’s investment objective is to seek current income, primarily by investing in unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments with maturities of generally not more than three years that represent what the Advisor believes to be deep value opportunities. See “Investment Objective and Principal Investment Strategies”. There can be no assurance that the Trust will achieve its investment objective.

An investment in the Shares involves a high degree of risk, will be illiquid and should be considered speculative. You could lose some or all of your investment. See “Risk Factors” beginning on page 21 of this Prospectus.

The Trust’s investment adviser, Forefront Capital Advisors, LLC (the “Advisor”), will not be paid a management fee. It will be paid an advisory fee, but only after shareholders receive the first 8.00% of annual pre-advisory fee net investment income. Thereafter, the Advisor will receive 80% of such income above 8.00% to and including 18.00% (while shareholders receive 20%), and 20% of such income above 18.00% (while shareholders receive 80%). See “Management of the Trust—Advisor—Advisory Fee”. For example:

If Pre-Advisory Fee Net Investment Income is:	Fee to Advisor	Return to Shareholders
5.00%	0.00%	5.00%
10.00%	1.60%	8.40%
14.00%	4.80%	9.20%
19.00%	8.20%	10.80%

The Trust continuously offers Shares at a price per Share equal to the Trust’s net asset value (“NAV”) per Share plus the applicable sales load. The minimum required initial investment for each investor is $1,000.00.

The Shares will be illiquid. They have not been and will not be listed on a securities exchange, and no Trust shareholder or other person will have the right to require the Trust to redeem any particular Shares. As an interval fund, the Trust has adopted a fundamental policy to make quarterly repurchase offers of its Shares at NAV, and it expects to offer to repurchase up to 5% of its then outstanding Shares per quarter. However, you should not expect these offers to provide significant liquidity, you should not expect to be able to sell any particular Shares in any particular offer (because that offer may be oversubscribed) and you should not expect to be able to sell Shares other than through these repurchase offers. See “Share Repurchases”.

	Price to Public[1]	Sales Load[2]	Proceeds to the Trust
Per share	$10	$0.30	$9.70
Minimum per Investor[3]	$1,000	$30.00	$970

[1]
The “Price to Public” shown here is an example given to help prospective investors calculate the Trust’s Sales Load and the subsequent Proceeds to the Trust. The actual Price to Public will be calculated on a daily basis at a price per Share equal to the Trust’s net asset value (“NAV”) per Share.

[2]
A total of 3.00% of the gross proceeds shall be paid to certain brokers and dealers (“Selling Agents”) who have entered into selling agreements with Foreside Fund Services, LLC, which is serving as distributor of the Shares on a reasonable efforts basis (the “Distributor”). The actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase. You should consult your financial intermediaries about their charges. See “Plan of Distribution”.

[3]	The minimum required initial investment per investor is $1,000.

Leverage. Subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage. The Trust does not expect to issue debt or preferred securities during its next fiscal year.

If you purchase Shares in the Trust, you will become bound by the applicable terms and conditions in the Trust’s Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”).

An investment in the Trust should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•	The Trust has limited operating history.
•	Shareholders may lose capital and the Trust may fail to effectively achieve its investment objective.
•
The Trust will invest primarily in unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments, which involve greater risks of default and are more volatile than investment grade securities.

•	The Shares will not be listed on any securities exchange and will be illiquid.
•
Many of the Trust’s investments will be illiquid and will not trade on any exchange or active secondary market. The Trust’s valuation of these investments will not be based on market prices or other independent pricing sources but will instead be the result of fair value determinations made in accordance with the Trust’s valuation processes and procedures. Fair valuation determinations are subjective and based on estimates, and such determinations may differ materially from the values that would have been used if a ready market for these securities existed. As a result of such fair value determinations, the Trust’s NAV on a given date may not reflect the value that the Trust could ultimately receive on one or more of its investments.

•
Although the Trust will operate as an “interval fund” by making repurchase offers to its shareholders on a quarterly basis, no assurance can be given that shareholders will be able to sell all of their Shares tendered to the Trust pursuant to any particular repurchase offer or that any particular Shares tendered will be accepted in such repurchase offer. Therefore, you should not expect to be able to sell your Shares at any particular time, regardless of how the Trust performs.

•	The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.
•
The Trust is classified as a “non-diversified” investment company, which means that the Trust may invest a greater portion of its assets in a more limited number of issuers than a diversified investment company, and the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if its investments were made in the securities of a broad range of issuers.

•
The Trust has elected to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Internal Revenue Code” or the “Code”). To qualify as a RIC and avoid having its earnings subject to corporate-level U.S. federal income tax, the Trust must satisfy certain income, asset diversification and distribution requirements, which may in some cases prevent it from taking advantage of attractive investment opportunities or force it to liquidate investments at disadvantageous times or prices.

•
If you may need access to the money you invest, then the Trust’s Shares are not a suitable investment, because you will not have access to the money you invest until the Trust offers to repurchase Shares in a quarterly repurchase offer and your Shares are accepted in such a repurchase offer.

•
Distributions may be funded from the capital you invest or from borrowings, if the Trust does not have sufficient earnings. Any invested capital that is returned to you will be reduced by the Trust’s fees and expenses, including sales loads.

This Prospectus sets forth concise information you should know about the Trust before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about the Trust, including the Trust’s Statement of Additional Information (“SAI”) dated February 3, 2017, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. You may request a copy of this Prospectus, the SAI and the Trust’s annual and semi-annual reports, request other information about the Trust and make shareholder inquiries without charge by writing to the Trust, c/o S&Z Fund Services LLC, the Trust’s transfer agent (the “Transfer Agent”), at 145 Pinelawn Road, Suite 200 S, Melville, New York 11747, or calling 1.844.348.8778. The SAI in its entirety is incorporated by reference into this Prospectus. The table of contents of the SAI appears on page 64 hereof. The Trust will send annual and semi-annual reports, including financial statements, when they become available, to all holders of its Shares. You can obtain the SAI, other material incorporated by reference herein and other information about the Trust on the SEC’s website, www.sec.gov. The SAI and shareholder reports are not currently available through the Trust’s website, which is still being fully developed.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Shares are not deposits or obligations of or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Prospective shareholders should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective shareholder should consult with his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

PROSPECTUS TABLE OF CONTENTS

Table of Contents

Prospectus Summary	1
Summary of Fees and Expenses	13
Financial Highlights	15
The Trust	15
Use of Proceeds	16
Investment Objective and Principal Investment Strategies	16
Risk Factors	23
Management of the Trust	36
Conflicts of Interest	41
Description of Capital Structure and Shares	44
Determination of Net Asset Value	45
Share Repurchases	46
Distribution and Dividend Reinvestment Policies	50
Plan of Distribution	52
How to Subscribe for Shares	53
Certain Provisions in the Declaration of Trust	56
Tax Considerations	57
Statement of Additional Information Table of Contents	64

All dealers that buy, sell or trade Trust shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Trust’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Trust has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective shareholder should consider before investing in Forefront Income Trust. Before investing, a prospective shareholder should carefully read the more detailed information appearing elsewhere in this Prospectus and the Trust’s SAI, which in its entirety is incorporated by reference into this Prospectus. The Prospectus and SAI should be retained for future reference by any prospective shareholder.

The Trust:
Forefront Income Trust is a closed-end, non-diversified “interval” management investment company. Throughout this Prospectus, we refer to Forefront Income Trust as the “Trust” or as “we,” “us” or “our”. See “The Trust”. The Trust will operate as an “interval fund”, by making repurchase offers to its shareholders on a quarterly basis. See “Share Repurchases”.

Investment Objective:
The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities (as defined below). There can be no assurance that the Trust will achieve its investment objective. See “Investment Objective and Principal Investment Strategies”. Additional information with respect to the Trust’s investment policies and restrictions is contained in the SAI.

Investment Strategies:
The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments with maturities of generally not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis (collectively, “Fixed Income Securities”). Under normal market conditions, the Trust’s portfolio may include investments in any combination of the following securities: (i) asset-backed securities; (ii) senior secured or unsecured loans or debt (“Senior Loans”); (iii) second lien or other subordinated, secured or unsecured loans or debt (“Second Lien or Subordinated Loans”); (iv) dividend yielding preferred securities; and (v) other securities described herein.

We expect a substantial portion of our investments to take the form of individually sourced business loans, which will be individually and privately sourced, negotiated by the Trust’s Advisor and made directly by the Trust to the borrowing business. We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. If there is an attractive opportunity, we may invest in smaller or larger companies.

The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may help mitigate the risks of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

A significant portion of the Trust’s investments will not trade on any exchange or in any dealer market and therefore will be considered illiquid, and any liquidity will generally only be available upon the maturity of a particular investment. By investing in Fixed Income Securities with maturities of generally not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio. See “Investment Objective and Principal Investment Strategies—Investment Strategies”.

Portfolio Composition:
The Trust’s portfolio will be composed principally of the following investments:

Asset-Backed Securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. Many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

Second Lien or Subordinated Loans. Second Lien or Subordinated Loans have many of the same general characteristics as Senior Loans, except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest in or lien on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral. It is possible that no collateral value would remain for the second priority lien holder, which would result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates, reflecting the additional risk.

Dividend Yielding Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

Shares of Other Investment Companies. The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in them, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which they were subject. As described in this Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

Because a substantial portion of the Trust’s investments will be individually sourced and privately negotiated business loans, active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that substantially all of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses. Fixed Income Securities that are rated below investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities because issuers of such securities may be more susceptible to economic fluctuations and the prospects for the payment of interest or dividends and the repayment of principal may be speculative. See “Investment Objective and Principal Investment Strategies—Portfolio Composition”.

Other Investment Policies:
The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate or similar issuers; and (c) businesses that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, or in order to maintain a certain degree of liquidity, including in connection with the Trust’s repurchase offers, the Trust may invest its assets in liquid, investment grade debt securities, listed preferred stock, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments.

Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective. See “Investment Objective and Principal Investment Strategies—Other Investment Policies”.

Risk Management Techniques:
In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including, without limitation, derivatives transactions, for hedging and other risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to hedge and manage risk in furtherance of the Trust’s investment objective, no assurance can be given that this will be successful.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments. The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

The Trust may enter into derivatives transactions with counterparties that are approved by the Advisor in accordance with guidelines and procedures established by the Trust’s Board of Trustees. These guidelines and procedures will require minimum credit ratings from a Nationally Recognized Statistical Rating Organization (“NRSRO”) for each counterparty, creditworthiness monitoring and procedures, including the implementation of various credit enhancement techniques (for example, collateralization of amounts due from counterparties), to limit risk exposure to counterparties whose ratings fall below certain NRSRO ratings levels.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes. See “Investment Objective and Principal Investment Strategies—Risk Management Techniques” and “Risk Factors”.

Use of Options:
The Trust may purchase and write (i.e., sell) put and call options on securities, securities indices, interest rates and currencies, as the Advisor determines to be appropriate, for hedging and other risk management purposes. For example, the Trust may purchase or write options on particular securities to protect against a decline in the market value of those securities, which it holds in its portfolio, or to anticipate an increase in the market value of securities that it may purchase in the future; and the Trust may purchase and write put and call options on foreign currencies to manage its exposure to foreign currency exchange rates. Additional information with respect to options transactions in which the Trust may engage is contained in the SAI.

Use of Proceeds:
The proceeds of the offering of the Shares, net of the sales load paid to the Selling Agents and other expenses, will be invested in accordance with the Trust’s investment objective and principal investment strategies. See “Use of Proceeds”.

Share Repurchases:
The Trust will operate as an “interval fund” by making quarterly offers to repurchase its Shares pursuant to Rule 23c-3(b) under the 1940 Act. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on the quarterly repurchase request deadline. However, no assurance can be given that shareholders will be able to sell all of their Shares tendered to the Trust pursuant to any particular repurchase offer or that any particular Shares tendered will be accepted in such a repurchase offer.

Shares tendered for repurchase within 180 days from the date of the original issuance of the Shares will be subject to a repurchase fee of 2%.

The Trust will make repurchase offers quarterly. The Trust’s quarterly repurchase offers will end on the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends. When a repurchase offer commences, the Trust will send to shareholders a notification of the offer specifying, among other things:

•  That the Trust is offering to repurchase Shares at NAV.
•  The percentage of outstanding Shares that the Trust is offering to repurchase, and how the Trust will purchase Shares on a pro rata basis if the offer is oversubscribed.
•  The date on which a shareholder’s repurchase request is due (the “repurchase request deadline”). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.
•  The date that will be used to determine the Trust’s NAV applicable to the repurchase offer (the “repurchase pricing date”). This is generally expected to be the repurchase request deadline, and in any event shall occur no later than the 14th calendar day after the repurchase request deadline (or the next business day after the 14th calendar day if the 14th calendar day is not a business day). The notice will discuss the risk of fluctuation in NAV that could occur if there is a difference between the repurchase request deadline and the repurchase pricing date.
•  The date by which the Trust will pay to shareholders the proceeds from their Shares accepted for repurchase (the “repurchase payment deadline”). This is generally expected to be the third business day after the repurchase pricing date, and in any event will be within seven days of the repurchase pricing date.
•  The NAV of the Shares of the Trust as of a date no more than seven days prior to the date of the notification, and the means by which shareholders may ascertain NAV on other dates.
•  The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.
•  The circumstances in which the Trust may suspend or postpone a repurchase offer.
•  Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Trust will send the notification of the offer not less than 21 days or more than 42 days in advance of the repurchase request deadline.

The repurchase request deadline will be strictly observed. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

There is no minimum number of Shares that must be tendered before the Trust honors repurchase requests. However, for each repurchase offer, the Board will set a maximum percentage of Shares that may be purchased. In the event a repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of all the Shares outstanding on the repurchase request deadline. If the Trust determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Trust is entitled to purchase plus 2% of all the Shares outstanding on the repurchase request deadline, the Trust will repurchase the Shares tendered on a pro rata basis. However, the Trust may decide to diverge from a purely pro rata repurchase in certain specified situations.

If any Shares that you tender are not repurchased, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they might otherwise have tendered, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

The repurchase price payable in respect of a tendered Share will be equal to the Share’s NAV as determined after the close of business on the repurchase pricing date. The Trust’s NAV per Share may change materially between the date a repurchase offer is sent to shareholders and the repurchase pricing date, and it may also change materially after the repurchase request deadline, including without limitation if the repurchase pricing date is not the same as the repurchase request deadline. The Trust will generally pay repurchase proceeds on the third business day after the repurchase pricing date. In any event, the Trust pays repurchase proceeds no later than seven days after such repurchase pricing date.

The Trust believes that repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the acquisition of Shares by the Trust will reduce the number of outstanding Shares and the assets of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio. In addition, if the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares, by increasing the Trust’s expenses and reducing any net investment income. See “Share Repurchases”.

Leverage:
Subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage. The Trust does not expect to issue debt or preferred securities during its next fiscal year.

The Trust is authorized to incur leverage up to the limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings, to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under Subchapter M of the Internal Revenue Code under circumstances that would otherwise result in the liquidation of investments. Additionally, certain portfolio transactions entered into by the Trust may give rise to a form of leverage. Such transactions will not be considered borrowings by the Trust so long as they are collateralized or covered as required under the 1940 Act. The Trust may also incur leverage through the issuance of preferred shares up to certain limitations imposed under the 1940 Act, although it has no current intention of doing so. Before issuing preferred shares, the Trust would have to apply for and receive an exemptive order from the SEC allowing the Trust to issue multiple share classes. The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. See “Investment Objective and Principal Investment Strategies—Leverage,” “Risk Factors”, “Description of Shares—Preferred Shares” and “Share Repurchases”.

Investor Suitability:
An investment in the Trust involves a considerable amount of risk. It is possible that you will lose some or all of your money. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment. Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. See “Share Repurchases”. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should only invest in the Trust money that it can afford to lose, and it should not invest money to which it may need access in the short-term, on any particular date or on a frequent basis. In addition, all investors should be aware of how the Trust’s investment strategies fit into their overall investment portfolios, because the Trust is not designed to be, by itself, a well-balanced investment for any particular investor. See “Risk Factors”.

Minimum Investment:	The minimum required initial investment for each investor is $1,000.
Subscription for Shares:
Subscriptions will be accepted on a continuous basis on each day that the New York Stock Exchange is open for business (or if it is closed, on its next succeeding business day). In order for a purchase of Shares to be completed, the Distributor must receive the full subscription amount for such Shares, in federal funds, and the executed subscription documents by the date determined for settlement. Purchases are generally expected to settle on a T+3 basis. See “Plan of Distribution” and “How to Subscribe for Shares”.

Distributor, Sales Load, Shareholder Service Fee:
Foreside Fund Services, LLC will serve as the Distributor of the Shares on a reasonable efforts basis, subject to various conditions, for which it will be paid an annual fee. A total of 3.00% of the gross proceeds from all Shares sold shall be paid to Selling Agents who have entered into selling agreements with the Distributor. Martel Capital, LLC, a broker-dealer affiliate of the Trust, is expected to serve as a Selling Agent. See “Plan of Distribution”.

The actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase transaction. Prospective shareholders should consult their financial intermediaries about the charges they may impose.

When applicable, the Trust will pay the Distributor an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan. See “Plan of Distribution—Shareholder Service Fee”.

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Trust, to brokers or dealers (including the Distributor and Selling Agents) in connection with the sale and distribution of Shares and the retention or servicing of shareholder accounts. The receipt of such additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and the broker or dealer who is recommending the Trust to the investor over other potential investments. See “Plan of Distribution”.

Advisor:
Forefront Capital Advisors, LLC (the “Advisor”) is the investment adviser to the Trust. The Advisor was formed for the sole purpose of advising the Trust and its sole business will be to advise the Trust. The Advisor has no investing history before the Trust; however, it personnel who serve on the Trust’s Investment Committee have experience providing investment advice and managing private funds, investment vehicles and client accounts, including through affiliates of Forefront Capital Advisors, LLC. See “Management of the Trust—Advisor”.

Advisory Fee to Advisor:
The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor an advisory fee (the “Advisory Fee”) that compensates the Advisor after shareholders receive the first 8.00% of annual Pre-Advisory Fee Net Investment Income (the “Hurdle”). The Advisor will receive no compensation until after the Hurdle is passed. For Pre-Advisory Fee Net Investment Income above 8.00% and up to and including 18.00%, the Advisory Fee will provide the Advisor with 80% of such income, while shareholders receive 20%. For Pre-Advisory Fee Net Investment Income above 18.00%, the Advisory Fee will provide the Advisor with 20% of such income, while shareholders receive 80%.

For the purpose of calculating the Advisory Fee, “Pre-Advisory Fee Net Investment Income” shall mean interest income, dividend income and all other income (including all fees, such as commitment, origination, structuring, diligence, consulting and other fees received by the Trust in connection with an investment) as well as income accrued but not yet received from investments with a deferred interest feature (such as original interest discount, pay-in-kind interest and zero coupon securities), less expenses other than the Advisory Fee. No Advisory Fees will be payable on any capital gains. The amount of the Advisory Fee will not be affected by any realized or unrealized losses we may suffer. The Advisory Fee, if any, will be paid annually in arrears for the Trust’s fiscal year then ended. The Trust’s fiscal year runs from October 1 to September 30 (“Fiscal Year”).

The Trust will accrue a projected Advisory Fee amount payable on a daily basis, based on the Trust’s then-projected annualized Pre-Advisory Fee Net Investment Income. Reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income. As a result of the foregoing, the Trust’s NAV and the value of Trust Shares will always reflect a projected Advisory Fee accrual, even though it will only be after the close of the Trust’s then-current Fiscal Year that the Trust will be able to determine conclusively how much of an Advisory Fee, if any, is payable. See “Management of the Trust—Advisor—Advisory Fee”.

The Advisory Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors”.

Expenses:
The Trust pays all of its operational and investment expenses, including but not limited to brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense and all ongoing ordinary administrative and operational costs, including but not limited to legal costs, accounting costs, taxes and any fees paid to the Trust’s Administrator, Custodian, Transfer Agent (each as defined below) and other agents and all expenses incurred in connection with the offering and sale of its Shares and communications with shareholders. The Trust also pays any extraordinary operating expenses.

The Advisor pays the expenses incurred by it in providing a continuous investment program for the Trust, which may include expenses relating to providing financial, statistical and other data and advice to the Trust. The Advisor also bears all of its own ongoing ordinary administrative and operational costs, including the expense of its employees’ compensation (including the compensation of the officers and employees of the Advisor who serve as officers and Trustees of the Trust), its facilities, travel, technology, office supply, research and data costs and its legal, accounting and filing fees.

The Advisor has entered into an Expenses Limitation Agreement (the “Expenses Limitation Agreement”) with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to Shares. See “Management of the Trust—Reimbursement of Certain Expenses Borne by Advisor”.

For a summary of the expenses an investor will incur (directly or indirectly) by purchasing and holding Shares, see “Summary of Fees and Expenses”.

Distributions & Automatic Dividend Reinvestment Plan:
The Trust intends to make distributions to its shareholders of its net investment income, after expenses and provisions, at least annually, and may make them as often as quarterly. In order to maintain its status as a RIC and avoid U.S. federal excise taxes, the Trust must make certain required distributions. See “Tax Considerations—Taxation of the Company”. The Board reserves the right to change the distribution policy from time to time.

Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends), net of any applicable U.S. withholding tax, will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Transfer Agent, which is the entity that will administer the Plan.

Shareholders who receive distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. However, since a participating shareholder’s cash distributions will be reinvested, such shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A shareholder’s basis in the Shares received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any Shares received in a distribution will be subject to a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account. See “Distribution and Dividend Reinvestment Policies”.

Transferability of Shares:
There is currently no market for Shares and none is expected to develop. The Shares have not been and will not be listed on a securities exchange, and no Trust shareholder or other person will have the right to require the Trust to redeem any particular Shares. As an interval fund, the Trust has adopted a fundamental policy to make quarterly repurchase offers of its Shares at NAV, and it expects to offer to repurchase up to 5% of its then outstanding Shares per quarter. But you should not expect these offers to provide significant liquidity, you should not expect to be able to sell any particular number of Shares in any particular offer (because that offer may be oversubscribed) and you should not expect to be able to sell Shares other than through these offers. See “Share Repurchases”.

Valuation:
The NAV of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. NAV per Share will be determined daily, on each day that the New York Stock Exchange is open for business, as of the close of the regular trading session on that exchange. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses and dividends) from total assets (the value of the Trust’s portfolio securities plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares. See “Determination of Net Asset Value”.

Because there will not be a public market or active secondary market or dealer market for many of the securities in which the Trust intends to invest, many of the Trust’s investments will not be based on market prices or prices derived from an independent pricing source, and therefore these investments will be subject to fair value determinations made by the Advisor in accordance with the Trust’s valuation processes and procedures. Such fair value determinations may differ materially from the values that would have applied if a ready market for these securities existed. As a result of such fair value determinations, the Trust’s NAV on a given date may not reflect the value that the Trust could ultimately receive on one or more of its investments. See “Risk Factors.”

Regulated Investment Company Status
We have elected to be treated, and intent to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net investment income or net capital gains that we timely distribute to our shareholders as dividends. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute in each taxable year at least 90% of our investment company taxable income and net tax exempt income for that taxable year. See “Tax Considerations—Taxation of the Company”.

Indemnification:
Under its Declaration of Trust, the Trust has agreed to indemnify each member of its Board, its officers and the Advisor and its affiliates (including such persons who serve at the Trust’s request as directors, officers, members, partners or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Trust Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Trust Covered Person shall not have acted in good faith in the reasonable belief that such Trust Covered Person’s action was in or not opposed to the best interests of the Trust and except that no Trust Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Trust Covered Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trust Covered Person’s position. Upon certain conditions, the Trust may advance expenses incurred by any Trust Covered Person in advance of the final disposition of any action, suit or proceeding.

In the event of any request to hold harmless or indemnify any person as permitted under Sections 17(h) and (i) of the 1940 Act, including (x) where liability has not been adjudicated, (y) where the matter has been settled or (z) in situations involving an advancement of attorney’s fees or other expenses, the Trust will follow SEC policy regarding such matters, including the policy set forth in Release No. 11330, so long as the interpretation of Sections 17(h) and (i) contained in that release remains in effect.

Reports:
The Trust will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period, respectively.

Administrator:
The Trust has entered into a fund accounting and administration services agreement (the “Fund Services Agreement”) with S&Z Fund Services, LLC (the “Administrator”). The Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records of the Trust, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities.

Transfer Agent:	S&Z Fund Services, LLC serves as the Trust’s Transfer Agent, as well as serving as Administrator.
Custodian:
MUFG Union Bank, N.A. acts as the custodian (the “Custodian”) of Trust assets pursuant to a global custody agreement between the Custodian and the Trust. In furtherance of its duties to the Trust, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Trust.

Independent Registered Public Accounting Firm:	BrookWeiner L.L.C. serves as the Trust’s independent registered public accounting firm.
Risks:

An investment in the Trust should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•  The Trust has limited operating history.
•  Shareholders may lose capital and the Trust may fail to effectively achieve its investment objective.
•  The Trust will invest primarily in unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments, which involve greater risks of default and are more volatile than investment grade securities.
•  The Shares will not be listed on any securities exchange and will be illiquid.
•  Many of the Trust’s investments will be illiquid and will not trade on any exchange or active secondary market. The Trust’s valuation of these investments will not be based on market prices or other independent pricing sources but will instead be the result of fair value determinations made in accordance with the Trust’s valuation processes and procedures. Fair valuation determinations are subjective and based on estimates, and such determinations may differ materially from the values that would have been used if a ready market for these securities existed. As a result of such fair value determinations, the Trust’s NAV on a given date may not reflect the value that the Trust could ultimately receive on one or more of its investments.
•  Although the Trust will operate as an “interval fund” by making repurchase offers to its shareholders on a quarterly basis, no assurance can be given that shareholders will be able to sell all of their Shares tendered to the Trust pursuant to any particular repurchase offer or that any particular Shares tendered will be accepted in such repurchase offer. Therefore, you should not expect to be able to sell your Shares at any particular time, regardless of how the Trust performs.
•  The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.
•  The Trust is classified as a “non-diversified” investment company, which means that the Trust may invest a greater portion of its assets in a more limited number of issuers than a diversified investment company, and the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if its investments were made in the securities of a broad range of issuers.
•  The Trust intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code. To qualify as a RIC and avoid having its earnings subject to corporate-level U.S. federal income tax, the Trust must satisfy certain income, asset diversification and distribution requirements, which may in some cases prevent it from taking advantage of attractive investment opportunities or force it to liquidate investments at disadvantageous times or prices.

•  If you may need access to the money you invest, then the Trust’s Shares are not a suitable investment, because you will not have access to the money you invest unless and until the Trust offers to repurchase Shares and your Shares are accepted in such a repurchase offer.
•  Distributions may be funded from the capital you invest or from borrowings, if the Trust does not have sufficient earnings. Any invested capital that is returned to you will be reduced by the Trust’s fees and expenses, including sales loads.
•  See “Risk Factors.”

Conflicts of Interest:
Various potential conflicts of interest may arise from the overall investment activities of the Advisor and its affiliates. Before purchasing Shares, you should consider carefully the potential conflicts of interest and the policies regarding conflicts of interest described under “Conflicts of Interest”.

SUMMARY OF FEES AND EXPENSES

The table below describes the fees and expenses you will incur (directly or indirectly) if you buy and hold Shares in the Trust. For a more complete description of the various fees and expenses of the Trust, please see “Management of the Trust”.

Shareholder Transaction Expenses:
Sales Load (as a percentage of the offering price)(1)	3.00%

Annual Expenses (as a percentage of net assets attributable to Shares):
Management Fee(2)	0.00%
Other Expenses	5.54%
Shareholder Service Fee(3)	0.25%
Advisory Fee(4)	--%
Total Gross Annual Expenses (Excluding Advisory Fee)(4)	5.79%
Less waiver and/or reimbursement	4.04%
Total Net Annual Expenses (Excluding Advisory Fee)(5)	1.75%

(1)
A total of 3.00% of the gross proceeds from all Shares sold shall be paid to Selling Agents who have entered into selling agreements with the Distributor. Martel Capital, LLC, a broker-dealer affiliate of the Trust, is expected to serve as a Selling Agent. See “Plan of Distribution”.

(2)	The Trust will not pay the Advisor a management fee.
(3)
When applicable, the Trust will pay the Distributor an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan. See “Plan of Distribution—Shareholder Service Fee”.

(4)
The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor the Advisory Fee, which compensates the Advisor after shareholders receive the first 8.00% of annual Pre-Advisory Fee Net Investment Income (the “Hurdle”). The Advisor will receive no compensation until after the Hurdle is passed; thereafter, the Advisory Fee will be paid. For Pre-Advisory Fee Net Investment Income above 8.00% and up to and including 18.00%, the Advisory Fee will provide the Advisor with 80% of such income, while shareholders receive 20%. For Pre-Advisory Fee Net Investment Income above 18.00%, the Advisory Fee will provide the Advisor with 20% of such income, while shareholders receive 80%. No Advisory Fees will be payable on any capital gains. The amount of the Advisory Fee will not be affected by any realized or unrealized losses we may suffer. The Advisory Fee, if any, will be paid annually in arrears for the Trust’s Fiscal Year then ended. The Trust will accrue a projected Advisory Fee amount payable on a daily basis, based on the Trust’s then-projected annualized Pre-Advisory Fee Net Investment Income. Reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income. As a result of the foregoing, the Trust’s NAV and the value of Trust Shares will always reflect a projected Advisory Fee accrual, even though it will only be after the close of the Trust’s then-current Fiscal Year that the Trust will be able to determine conclusively how much of an Advisory Fee, if any, is payable. See “Management of the Trust—Advisor—Advisory Fee”. Because we cannot predict whether our investment income will be sufficient to exceed the Hurdle, we have assumed for purposes of the table above that no Advisory Fee is paid. “See “Management of the Trust—Advisor—Advisory Fee” for examples of what shareholders may pay in Advisory Fees based on certain assumptions of investment income earned by the Trust and the Trust’s total annual expenses. The Advisory Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors”.

(5)
The Advisor has entered into an Expenses Limitation Agreement (the “Expenses Limitation Agreement”) with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to Shares. The Expenses Limitation Agreement will allow the Advisor to receive reimbursement of any excess expense payments made by it on a rolling three-year basis, if such reimbursement can be achieved within the 1.75% expense ratio. The Expenses Limitation Agreement shall remain in effect until at least February 1, 2018 (unless terminated by, or with the consent of, the Trustees of the Trust or in the event the Investment Advisory Agreement is terminated). While the Advisor has no obligation to continue the waiver past the current term, it is expected that such contractual agreement will continue from year-to-year provided such continuance is approved by the Advisor and the Board

Example

The purpose of the example below is to assist you in understanding the fees and expenses you will incur (directly or indirectly) if you buy and hold Shares in the Trust. The table assumes the reinvestment of all dividends and distributions at NAV. For a more complete description of the various fees and expenses of the Trust, please see “Management of the Trust”.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$47	$83	$121	$228

The example above is based on the fees and expenses set forth in the table above and should not be considered a representation of the Trust’s actual future fees and expenses, which may be higher or lower than the example shown. Moreover, the Trust’s annual return may be higher or lower than the 5% return assumed for purposes of the example. If the annual return were higher, the absolute amount of fees and expenses would increase.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust’s financial performance. The table below reflects the financial results for shares of the Trust. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2016 has been derived from the Trust’s financial statements, which have been audited by BrookWeiner L.L.C., an independent registered public accounting firm, whose report, along with this information and additional Trust performance and portfolio information, appears in the Trust’s Annual Report dated September 30, 2016. The information for the fiscal period ended September 30, 2015 was audited by another independent registered public accounting firm. To request the Trust's Annual Report, please call 1.844.348.8778.

For a Share Outstanding during:	The Fiscal Year Ended September 30, 2016	The Fiscal Period Ended September 30, 2015 (i)
Net Asset Value, Beginning of Period	10.11	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.86	0.11
Net realized and unrealized gain (loss) from investments	0.04	0.00 (f)
Total From Investment Operations	0.90	0.11
Net Asset Value, End of Period	$ 10.50	$ 10.11
Total return (c)(d)	9.15% (e)	1.47% (b)(e)
Net Assets, End of Period (in thousands)	$11,293	$10,410
Gross Expenses to Average Net Assets (e)(g)	5.79%	10.93% (a)
Net Expenses to Average Net Assets (e)(g)	1.75%	1.71% (a)
Net Investment Income to Average Net Assets (g)(h)	8.38%	3.79% (a)
Portfolio Turnover Rate	84.14%	0.00% (b)

(a)	Annualized. Does not include annualization of non-recurring expenses.
(b)	Not annualized.
(c)	Total return does not reflect sales charge, if any.
(d)	For a share outstanding during the period from December 31, 2014 (Commencement of Operations) through September 30, 2015.
(e)	Such percentages are shown before and after advisory fee waivers for the Expense Limitation Agreement.
(f)	Less than $0.01 per share.
(g)	Does not include the proportionate share of income and expenses of the investment companies in which the Trust invests.
(h)	Recognition of net investment income by the Trust is affected by the timing of the declaration of dividends by the underlying investment companies in which the Trust invests. See notation (e).
(i)	The Trust commenced operations on December 31, 2014.

THE TRUST

The Trust is a closed-end, non-diversified “interval” management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 11, 2014, pursuant to the Declaration of Trust. The Trust’s principal office is located at 7 Times Square, 37th Floor, New York, New York 10036 and its telephone number is (212) 607-8150.

USE OF PROCEEDS

It is currently anticipated that the Trust will be able to invest all or substantially all of the net proceeds according to its investment objective and principal investment strategies within approximately ninety (90) days after receipt of the proceeds, depending on the amount and timing of proceeds available to the Trust as well as the availability of investments consistent with the Trust’s investment objective and strategies. Pending the investment of assets in accordance with the Trust’s principal investment strategies, or in order to maintain a certain degree of liquidity, including in connection with the Trust’s repurchase offers, the Trust may invest its assets in liquid, investment grade debt securities, listed preferred stock, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments. The Trust may be prevented from achieving its investment objective during any time in which the Trust’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval. There can be no assurance that the Trust will achieve its investment objective. Additional information with respect to the Trust’s investment policies and restrictions, including a discussion of the policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Trust, is contained in the SAI.

Investment Strategies

The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments with maturities of generally not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis. A security may be sold if, in the opinion of the Advisor, there has been a change in the position’s fundamentals or relative value, or the risk and return profile has deteriorated, or the Advisor may wish to pursue more attractive investment alternatives.

We expect a substantial portion of our investments to take the form of individually sourced business loans, which will be individually and privately sourced, negotiated by the Trust’s Advisor and made directly by the Trust to the borrowing business. We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. If there is an attractive opportunity, we may invest in smaller or larger companies.

The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may help mitigate the risks of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

A significant portion of the Trust’s investments will not trade on any exchange or in any dealer market and therefore will be considered illiquid, and any liquidity will generally only be available upon the maturity of a particular investment. By investing in Fixed Income Securities with maturities of generally not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

The following is a brief summary of certain key aspects of the investment process that the Advisor intends to apply on behalf of the Trust:

•
Fundamental Analysis: The Advisor uses an asset-by-asset valuation approach to evaluate potential investments, with a focus on underlying cash flow projections, replacement costs and market-by-market supply/demand trends.

•
Opportunistic Value-Orientation Philosophy: The Advisor allocates capital to various Fixed Income Securities in various positions in the issuers’ and borrowers’ capital structures, seeking to provide the most attractive risk-adjusted returns.

•	Disciplined Investment Approach: The Advisor employs an extensive due diligence process with respect to each investment, while assessing the impact of certain potential downside scenarios.

•	Focused Investment Approach: The Advisor uses extensive research and operating knowledge to take positions that are focused on selected investments.

•
Analysis of Market and Business Cycles: The Advisor engages in ongoing analysis of world market and business cycles, as well as the underlying business fundamentals and investment environment relevant to each opportunity. The timing of the investment and its disposition may prove to be crucial factors in the ultimate success of a transaction.

Portfolio Composition

Under normal market conditions, the Trust’s investment policies will include investments in any combination of the following securities:

Asset-Backed Securities. The Trust may invest in debt obligations that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. The Trust, as a direct lender to the borrower, assumes the credit risk of the borrower directly. Interest rates on Senior Loans are based on a base rate plus a premium spread over the base rate and the interest rates adjust periodically over set periods of time such as monthly, quarterly, semiannually or annually. Senior Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows or restrictive covenants that limit dividend payments or borrower indebtedness. Senior Loans involve investment risk and certain borrowers will default on their Senior Loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Trust’s NAV. Senior Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

Second Lien or Subordinated Loans. The Trust may invest in Second Lien or Subordinated Loans, which have many of the same general characteristics as Senior Loans except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest or lien to or on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Subordinated Loans typically are secured by a lower priority security interest or lien to or on specified collateral and the rights and protections under the loan are subordinate to the rights of the Senior Loan and Second Lien Loan holders. The cash flow of the borrower or collateral, if any, securing a Subordinated Loan may be insufficient to meet payments after giving effect to the Senior Loan and Second Lien Loan obligations of the borrower and the risk of loss to the Trust is greater than for higher priority loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates reflecting this additional risk.

Dividend Yielding Preferred Securities. The Trust may invest in dividend yielding preferred securities, sometimes referred to as traditional preferred securities, consisting of preferred shares issued by an entity taxable as a corporation. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes affecting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Shares of Other Investment Companies. The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in such securities, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which those securities were subject. As described in this Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

Because a substantial portion of the Trust’s investments will be individually sourced and privately negotiated business loans, active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that many of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses.

Fixed Income Securities that are rated below investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities. Lower-rated/below investment grade securities are defined as securities rated below the fourth highest rating category used by a nationally recognized rating agency. Fixed income securities rated below investment grade involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Lower-rated securities are more likely to react to developments affecting market and credit risk than more highly rated securities. When economic conditions appear to be deteriorating, lower quality securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Trust to sell these securities, or the Trust may only be able to sell the securities at prices lower than if the securities were highly liquid. Furthermore, the Trust may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated securities may be less than the prices used in calculating the Trust’s NAV.

Other Investment Policies

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate or similar issuers; and (c) businesses that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, or in order to maintain a certain degree of liquidity, including in connection with the Trust’s repurchase offers, the Trust may invest its assets in liquid, investment grade debt securities, listed preferred stock, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments.

Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective.

The Trust’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental investment policies of the Trust under the heading “Investment Restrictions.”

Risk Management Techniques

In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including without limitation derivatives transactions, for hedging and other risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to further the Trust’s investment objective, no assurance can be given that this will be successful.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments (see “Risk Factors” below). The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

The Trust may enter into derivatives transactions with counterparties that are approved by the Advisor in accordance with guidelines and procedures established by the Trust’s Board of Trustees. These guidelines and procedures will require minimum credit ratings from a Nationally Recognized Statistical Rating Organization (“NRSRO”) for each counterparty, creditworthiness monitoring and procedures, including the implementation of various credit enhancement techniques (for example, collateralization of amounts due from counterparties), to limit risk exposure to counterparties whose ratings fall below certain NRSRO ratings levels.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes.

The Trust may purchase and write (i.e., sell) put and call options on securities, securities indices, interest rates and currencies, as the Advisor determines to be appropriate, for hedging and other risk management purposes. For example, the Trust may purchase or write options on particular securities to protect against a decline in the market value of those securities, which it holds in its portfolio, or to anticipate an increase in the market value of securities that it may purchase in the future; and the Trust may purchase and write put and call options on foreign currencies to manage its exposure to foreign currency exchange rates. Additional information with respect to options transactions in which the Trust may engage is contained in the SAI.

Leverage

Subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage.

The Declaration of Trust authorizes the Trust, without the prior approval of shareholders, to incur leverage up to the limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank or issue debt securities in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings. In this situation, the Trust would issue notes or other evidence of indebtedness (including in respect of bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets to security interests. In connection with such borrowings, the Trust may be required to maintain minimum average balances with the lender or pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, immediately after any such borrowings, the Trust must have “asset coverage” of at least 300%. With respect to such borrowings, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of indebtedness represented by senior securities issued by the Trust. The Trust may also engage in certain portfolio transactions and investment strategies and techniques that may give rise to a form of leverage. Such transactions will not be considered borrowings so long as they are collateralized or covered by entering into offsetting transactions or segregating or earmarking liquid securities on the books of the Trust as required by the 1940 Act. To the extent that the Trust does not segregate liquid assets or otherwise collateralize or cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement that the Trust have an asset coverage of at least 300%. The Trust may also incur leverage through the issuance of preferred shares, provided it maintains asset coverage of at least 200% under the applicable terms of the 1940 Act. The Trust has no current intention of issuing any preferred securities, furthermore, before issuing preferred securities, the Trust would have to apply for and receive an exemptive order from the SEC allowing the Trust to issue multiple share classes.

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under circumstances that would otherwise result in the liquidation of investments. The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions when timing might otherwise require detrimental dispositions of Trust securities.

The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. The timing of any leverage and the terms of the leverage would be determined by the Advisor. The terms of any leverage may contain provisions that limit certain activities of the Trust, including the payment of distributions to common shareholders or others in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant lenders and holders of preferred shares certain voting rights in the event of a default in the payment of interest on or repayment of principal. In the event that any such provisions would impair the Trust’s status as a RIC, the Trust intends to repay the leverage.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Trust may be subject include affirmative covenants, negative covenants, financial covenants and investment covenants. An example of an affirmative covenant would be one that requires the Trust to send its annual audited financial reports to the lender. An example of a negative covenant would be one that prohibits the Trust from making any amendments to its fundamental policies. An example of a financial covenant would be one that would require the Trust to maintain a 3:1 asset coverage ratio. An example of an investment covenant would be one that would require the Trust to limit its investment in a particular asset class. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

Section 18 of the 1940 Act requires certain actions by the Trust if its asset coverage falls below certain levels. Under the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue indebtedness represented by senior securities (as defined in the 1940 Act) unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 300% of such indebtedness. If it issues indebtedness represented by senior securities, the Trust intends, to the extent possible, to purchase or redeem such securities from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any such securities, the terms of any such securities would likely have to include more stringent asset coverage provisions, which would require the redemption of any such securities in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under Subchapter M of the Internal Revenue Code. In the event that, twelve months after the issue of indebtedness represented by senior securities, the Trust fails to have asset coverage of at least 100%, holders of any such securities would be entitled to elect a majority of the Trustees of the Trust. In the event that, twenty-four months after the issue of indebtedness represented by senior securities, the Trust fails to have asset coverage of at least 100%, an event of default would be deemed to have occurred.

In addition, under Section 18 of the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 200% of the involuntary liquidation preference of the Trust’s preferred shares plus the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 200% of such liquidation value plus such indebtedness. If it issues preferred shares, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any preferred shares, the terms of any such preferred shares would likely have to include more stringent asset coverage provisions, which would require the redemption of any such preferred shares in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has any preferred shares outstanding, two of the Trust’s Trustees will be elected by the holders of any such preferred shares as a class. The remaining Trustees of the Trust will be elected by common shareholders and any holders of preferred shares voting together as a single class. In the event the Trust fails to pay distributions on any preferred shares for two years, holders of any such preferred shares would be entitled to elect a majority of the Trustees of the Trust.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance. See “Risk Factors”, “Description of Shares—Preferred Shares” and “Share Repurchases”.

Effects of Leverage

The following table illustrates the effect of leverage on the Trust’s Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Trust. Please see “Risk Factors”.

The table further assumes the issuance of leverage representing 33-1/3% of the Trust’s managed assets and an annual interest rate on the Trust’s leverage of 1.5%.

Assumed Portfolio Total Return (Net of Debt Service Expenses)	-10%	-5%	0%	5%	10%
Trust Share Total Return(1)	(9.77)%	(4.78)%	(0.21)%	5.20%	10.19%

(1)
Trust Share Total Return is composed of two elements: assumed Share distributions paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest on leverage) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Trust entails a high degree of risk and is suitable only for investors for whom an investment in the Trust does not represent a complete investment program and who fully understand and are capable of bearing the risk of an investment in the Trust. Prospective investors should carefully consider the following risk factors, among others, in determining whether an investment in the Trust is a suitable investment and should consult their own legal, tax and financial advisers as to all these risks and an investment in the Trust generally. Prospective shareholders should only invest in the Trust as part of an overall investment strategy. The following list of risk factors is not a complete summary or explanation of the various risks involved in an investment in the Trust. There can be no assurance that the Trust will be able to achieve its investment objective and investment results may vary substantially depending on when a shareholder purchased his or her Shares.

General Investment Risks

We have a limited history of operations.

The Trust is a closed-end investment company with a limited history of operations. It is designed for long-term investors and not as a trading vehicle. It may be difficult to implement the Trust’s strategies unless and until the Trust raises a meaningful amount of funds.

There is currently no secondary market for the Shares and none is expected to develop.

The Trust is a closed-end investment company designed for long-term investors. Unlike many closed-end investment companies, the Trust’s Shares are not and will not be listed on any securities exchange and no secondary market for the Shares currently exists or is expected to develop. In addition, no shareholder of the Trust or any other person will have the right to require the Trust to redeem any particular Shares. As a result of the foregoing, the Shares will be illiquid. You should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. As an interval fund, the Trust has adopted a fundamental policy to make quarterly repurchase offers of its Shares at NAV. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on each quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on each quarterly repurchase request deadline. See “Share Repurchases”. Nevertheless, no assurance can be given that any particular Shares tendered will be accepted in any particular repurchase offer. Therefore, unlike investors in most closed-end investment companies, which typically trade in the secondary market on an exchange, you should not expect to be able to sell your Shares at any particular time. You will not have access to the money you invest until the Trust offers to repurchase Shares and your Shares are accepted in such a repurchase offer.

Our quarterly repurchase policy involves a number of risks.

The Trust believes that its quarterly repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash and the liquidation of securities holdings. However, to pay for repurchased Shares by liquidating securities may require the Advisor to sell securities it would prefer to hold, or to sell greater amounts or at different times than it would prefer. Such liquidation could potentially result in losses, and may increase our portfolio turnover. Also, to the extent the Trust finances Share repurchases by selling securities, its remaining assets will tend to be in less liquid securities. In addition, the sale of portfolio securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Trust’s NAV. The Advisor intends to take measures to attempt to avoid or minimize such potential losses and other effects, and instead of liquidating portfolio holdings may have the Trust borrow money to finance repurchases of Shares. But if we borrow to finance repurchases, interest on any such borrowings will disproportionately affect shareholders who do not tender their Shares in a repurchase offer by increasing Trust expenses and reducing net investment income. Furthermore, repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Trust’s investment performance, its net assets. A reduction in the Trust’s net assets may increase the Trust’s expense ratio, to the extent that additional Shares are not sold.

If a repurchase offer is oversubscribed, the Trust will repurchase the Shares tendered on a pro rata basis and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they would otherwise have tendered in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Trust will repurchase more Shares than it is able to sell.

Issuers of debt securities held by the Trust may not make payments as required, which may result in losses to the Trust.

There is a risk that borrowers of loans held by the Trust, or issuers of other debt securities held by the Trust, will not make payments in respect of their obligations, resulting in losses to the Trust. In addition, the credit quality of such loans or other debt securities may be eroded if the borrower’s or issuer’s financial condition changes for the worse. Lower credit quality may lead to greater volatility in the price of a loan or other debt security, and consequently in the Trust’s NAV and in the Shares of the Trust. Lower credit quality may also affect liquidity and make it difficult to sell the loan or other debt security. Moreover, default, or the market’s perception that a borrower or issuer is likely to default, could reduce the value and liquidity of the loan or other debt security, thereby reducing the Trust’s NAV and the value of your investment in Trust Shares. In addition, a default may cause the Trust to incur expenses in seeking the recovery of principal or interest in respect of its portfolio holdings.

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Trust invests may prove to be incorrect and may not produce the desired results.

The NAV of the Trust changes based on the value of the securities in which it invests. The majority of the Trust’s portfolio investments are expected to be made in loans and other debt securities that are not publicly traded. As a result, in order to determine NAV, as well as other financial measures of the Trust and its financial condition, the Advisor and the Trust will have to determine the fair value of these securities without reference to any public trading prices. See “Determination of Net Asset Value” for a description of how valuations will be conducted. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security will be materially different from its actual or realizable value to the Trust in a sale or otherwise. Given the foregoing, there may be uncertainties as to, or errors in, the valuation of our portfolio investments and therefore the Trust’s NAV and the value of Trust Shares.

An investment in our Shares is subject to investment risk, including the possible loss of the entire principal amount invested.

An investment in our Shares represents an indirect investment in the securities owned by the Trust. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your Shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

A substantial portion of the Trust’s investments will be illiquid.

A substantial portion of the Trust’s investments will be individually sourced and privately negotiated business loans. As a result, a significant portion of the Trust’s overall investments will not trade on any exchange or in any secondary or dealer market and therefore will be considered illiquid. Any liquidity will generally only be available upon the maturity of a particular investment.

A substantial portion of the Trust’s investment portfolio is expected to be valued at fair value.

We are required to carry our portfolio investments at values determined in accordance with our valuation policies and procedures. There will not be a public market or an active secondary market or dealer market for many of the privately held securities in which the Trust intends to invest, and therefore the value of many of the Trust’s investments will not be based on market prices or on prices derived from an independent pricing source. As a result, these investments will be fair valued by the Advisor in accordance with the Advisor’s fair value processes and procedures, which incorporate a number of factors, and subject to our valuation policies and procedures. We may also use independent third party valuation firms where appropriate. Determinations of fair value are subjective judgments and estimates and our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause the Trust’s NAV on a given date to understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, shareholders purchasing our Shares based on an overstated NAV would pay a higher price than the value of our investments might warrant and conversely, shareholders selling their Shares during a period in which the NAV understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.

We may experience fluctuations in our periodic results, and if we fail to achieve our investment objective, our NAV and the value of your Shares may decline.

We may experience fluctuations in our periodic results, reduced NAV and declines in the value of our Shares due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the level of our expenses (including the interest rates payable on any borrowings we may make and the dividend rates on any preferred shares we may issue, to the extent applicable), variations in and the timing of our recognition of gains and losses and appreciation and depreciation, the degree to which we encounter competition in our markets, general economic conditions and other factors.

We are authorized to use financial leverage to the maximum extent allowable under the 1940 Act.

Subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage. Subject to the restrictions of the 1940 Act, the Trust may also “releverage” through the incurrence of new borrowing or new or reissued preferred shares.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

There are also risks associated with using leverage in an effort to increase the yield on and distributions in respect of the Shares, including that the costs of the leverage exceed the income from investments made with such leverage, that the higher volatility of Trust performance thereby effected will adversely affect NAV and that fluctuations in interest rates on the borrowings or on dividend rates on preferred shares may adversely affect yields and distributions to the shareholders.

As long as the Trust is able to invest the proceeds of any leverage in loans or other investments that provide a higher net return than the costs of such leverage (i.e., the current interest rate on any borrowing or the dividend rate of any preferred shares, after taking into account the expenses of any such borrowing or preferred shares offering) and the Trust’s other operating expenses, the leverage will allow the Trust to realize a higher current rate of return than if the Trust were not leveraged. However, if the costs of leverage exceed the return on proceeds after expenses, shareholders would have a lower rate of return than if the Trust had had an unleveraged capital structure.

During any annual period in which the Trust owes interest on borrowings or dividends on any outstanding preferred shares, the failure to pay on such amounts will preclude the Trust from paying dividends on the Shares. The rights of lenders to the Trust to receive interest on and repayment of principal on any borrowings and the rights of holders of any preferred shares issued by the Trust to receive dividends, will be senior to the rights of holders of the Shares to receive dividends or other distributions and the terms of any such borrowings or preferred shares may contain provisions which limit certain activities of the Trust, including the payment of dividends to holders of Shares in certain additional circumstances. The Trust may be required to pledge assets to secure borrowings. Further, the terms of any borrowings or preferred shares may and the 1940 Act does (in certain circumstances), grant to the lenders or preferred shareholders, as applicable, certain voting rights in the event of delinquent payments. In addition, under the 1940 Act, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Trust is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions could impair the ability of the Trust to maintain its qualification for federal income tax purposes as a RIC. The Trust intends, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary to maintain compliance with such asset coverage requirements, which may involve the payment by the Trust of a premium and the sale by the Trust of portfolio securities at a time when it may be disadvantageous to do so.

Costs relating to leverage will be borne by the Trust’s shareholders and will reduce the income or net assets available to shareholders. If the Trust’s current investment income is ever insufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Trust might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the NAV attributable to the Trust’s Shares. If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowings may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance. See “Description of Shares—Preferred Shares” and “Share Repurchases”.

The success of the Trust will depend, in large part, on the Advisor and key personnel.

The success of the Trust will depend, in large part, upon the skill and expertise of the Advisor, Forefront Capital Advisors, LLC, to develop and implement investment strategies that achieve the Trust’s investment objective. The Advisor will be responsible for the Trust’s investment activities and shareholders must rely on the Advisor and such other key personnel of Forefront Capital Advisors, LLC and its affiliates to conduct and manage the Trust’s activities. In the event of the death, disability or departure of any such persons, the business and the performance of the Trust may be adversely affected. Such personnel may have other responsibilities at Forefront Capital Advisors, LLC or its affiliates and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Advisor and such personnel to access other professionals and resources within other groups at Forefront Capital Advisors, LLC or its affiliates may be limited under certain circumstances. See “Conflicts of Interest –Policies and Procedures”.

Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients, which may result in potential conflicts of interest.

Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from or conflict with those of the Trust. See “Conflicts of Interest”.

The Advisory Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative that those that might have been made in the absence of the Advisory Fee, which may adversely affect our results.

The Advisor will not be paid a minimum fee, such as a management fee, as is typically the case with registered investment companies. Instead, the Advisor will be paid under the Advisory Fee arrangement. The Advisory Fee is payable to the Advisor only after the Trust’s annual Pre-Advisory Fee Net Investment Income exceeds a Hurdle of 8.00%. Once the Hurdle is exceeded, the Advisor receives (i) 80% of all Pre-Advisory Fee Net Investment Income (if any) above 8.00% and up to and including 18.00%, plus (ii) 20% of all Pre-Advisory Fee Net Investment Income (if any) above 18.00%. See “Management of the Trust—Advisor—Advisory Fee”.

Given the foregoing, the Advisory Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative than those that might have been made in the absence of the Advisory Fee, in order to achieve annual returns that are high enough to exceed the Hurdle. In addition, the Advisor may cause the Trust to incur more leverage than it might have in the absence of the Advisory Fee, which could lead to more volatile results for the Trust and other risks of incurring leverage. Moreover, the Advisory Fee is computed and paid on income that may include interest income that has been accrued but not yet received in cash, such as in the case of the accrual of end-of-term payments, payment-in-kind (“PIK”) interest or dividend payments on securities that have PIK features, original issue discount (“OID”) in respect of securities that are issued under terms that give rise to OID and zero coupon securities. (End-of-term payments are contractual, fixed interest payments due on the maturity of a loan, including upon prepayment and are typically a fixed percentage of the original principal balance of the loan. OID is non-cash income that must be recognized over the life of the applicable loan.) The Advisory Fee could encourage the Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. This risk could be increased because the Advisor is not obligated to reimburse the Trust for any fees it receives even if the Trust subsequently incurs losses or never receives in cash the deferred income that was previously accrued.

Although the Board does not expect to monitor individual investment decisions by the Advisor and the timing of individual investment decisions, including in each case as they relate to the Advisory Fee, the Board, as part of its fiduciary duties and its responsibilities under the 1940 Act, expects to consider on a regular basis whether the Advisory Fee is fair and reasonable and whether the incentives it may create for the Advisor are operating in the best interests of the Trust.

There are no limitations on the investment strategies the Trust may employ.

In accordance with the Trust’s investment objective, the Advisor will implement such strategies or discretionary approaches as it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth by the Trust’s Board of Trustees. There are no investment restrictions circumscribing the Trust’s investing activities more narrowly than this, other than investment restrictions imposed under the 1940 Act itself. See the section entitled “Investment Restrictions” in the SAI. There can be no assurance that the Advisor will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Trust’s investment objective.

The Trust’s industry concentration means the Trust will be subject to greater volatility than an investment company that is not so concentrated.

Because the Trust will invest more than 25% of its assets in the short-term business credit institution industry, the Trust will be subject to greater volatility risk than an investment company that is not concentrated in a single industry. The Trust’s performance largely depends on the overall condition of the industries associated with such investments and the Trust will be susceptible to economic, political and regulatory risks or other occurrences associated with this industry.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, in certain circumstances, we may be required to recognize taxable income prior to when we receive the cash associated with that income, such as in the case of the accrual of end-of-term payments, “payment in kind” (or “PIK”) interest or dividend payments on securities that have PIK features, “original issue discount” (or “OID”) in respect of securities that are issued under terms that give rise to OID and zero coupon securities. Any end-of term-payments, PIK interest payments or OID may be included in our income before we receive any corresponding cash payment.

Since, in these cases, we may be compelled to recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute within each taxable year at least 90% of our investment company taxable income and net tax exempt income, which we must do in order to maintain our qualification as a RIC (as described below). In such a case, we may have to sell investments at times we would not consider advantageous, raise additional debt or equity capital in other ways or reduce new investments, in order to raise the cash necessary to meet these distribution requirements. If we are not able to obtain sufficient cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

In addition, OID income may create uncertainty about the source of the Trust’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID income are not treated as coming from paid-in capital, even if some or all of it may come from the proceeds of capital offerings. Therefore, despite the fact that a distribution of OID income may come in whole or in part from the cash invested by shareholders, Section 19(a) of the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.

Investments in securities with PIK features or OID may represent additional risks to the Trust.

When interest on securities with PIK features is paid “in kind”, the security holder typically receives additional securities equal in value to the amount of interest that was due to be paid. This has the effect of generating investment income at a compounding rate. In the case of the Trust investing in PIK securities that make in-kind interest payments, the Trust’s investment income, and as a result the Advisory Fee payable to the Advisor, will increase at a compounding rate. In addition, the deferral of PIK interest reduces the loan-to-value ratio at a compounding rate.

Instruments issued with OID or PIK features are typically issued at higher interest rates, reflecting the deferral of payments to instrument holders embodied in the terms of such securities and the consequent increased credit risk associated with these instruments. OID and PIK instruments generally represent a significantly higher credit risk than other debt instruments, such as coupon loans. OID and PIK instruments may have unreliable valuations, because their continuing accruals require continuing judgments by the instrument holder as to the collectability of the deferred payments and the value of any associated collateral. Even if the instrument holder has accrued properly for the deferred payments, the debtor could still default when the Trust’s actual collection is supposed to occur at the maturity of the obligation.

Holding OID instruments creates the additional risk that the Advisor’s Advisory Fee will be paid based on non-cash accruals that ultimately may not be realized through cash payments, and if those cash payments are ultimately not received, the Advisor will be under no obligation to reimburse the Trust for those portions of its Advisory Fee that were based on OID non-cash accruals that never resulted in the receipt of cash.

The Trust’s investments may involve credit or default risk, which may subject the Trust’s assets to additional risk of loss.

The Trust’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding loans or other debt when due. The risk of default and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, an issuer’s equity and the financial circumstances of the issuer. Such default risk will be heightened to the extent the Trust makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure and the Trust’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Trust holds a “mezzanine” or lower interest in any issuer that is unable to meet its debt payment obligations, such mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, underlying issuers that the Trust expected to be stable may operate or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Trust’s investments to addition risk of loss and default.

The Trust will be subject to fluctuating interest rates and the strategies employed by the Trust to provide protection may prove unhelpful or potentially compound the impact of such fluctuations.

The Trust’s investments may include loans with both floating interest rates and fixed interest rates. Floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Advisor believes that no strategy can completely insulate the Trust from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates.

A substantial portion of the Shares are held by one investor that has indicated plans to redeem its Shares between the date hereof and August 2018.

As noted below, Port Royal North Carolina Mutual Reassurance Trust (“Port Royal”) owns more than 25% of the Shares, and may be deemed to be a control person of the Trust. The Trust has entered into an agreement with Port Royal whereby the Trust will: (i) in its May 2017 repurchase offer, offer to repurchase a sufficient percentage of Shares to allow Port Royal to redeem approximately 21% of its shares; and (ii) in a combination of its repurchase offers to be made in April 2018 and July 2018 (and, if necessary, an additional, special repurchase offer during such timeframe), offer to redeem a sufficient percentage of Shares to allow Port Royal to redeem the remainder of its Shares. Accordingly, the Trust will have to liquidate investments or otherwise generate and maintain cash reserves to meet and satisfy these repurchase offers when made. In consideration of the foregoing, Port Royal has agreed not to redeem shares in response to other repurchase offers (other than the foregoing) before November 2017.

The Trust may become subject to claims of lender liability, which would adversely affect results.

In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability”. Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. There can be no assurance that such claims will not arise or that the Trust will not be subject to significant liability if a claim of this type does arise.

We will be subject to corporate-level income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Internal Revenue Code.

We will incur corporate-level U.S. federal income tax costs if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes, including as a result of our failure to satisfy the RIC distribution requirements. Although we have elected to be treated as a RIC for U.S. federal income tax purposes and intend to continue to qualify each year as an RIC under the Code, we cannot assure you that we will be able to qualify for and maintain RIC status. To maintain RIC status under the Code and to avoid corporate-level U.S. federal income tax, we must meet the following annual distribution, income source and asset diversification requirements:

•	We must distribute (or be treated as distributing) dividends for tax purposes in each taxable year equal to at least 90% of each of:
•
the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or “investment company taxable income”, if any, for that taxable year; and

•	our net tax-exempt income for that taxable year.
The asset coverage ratio requirements under the 1940 Act and financial covenants to which the Trust may become subject could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, as discussed in more detail herein, our income for tax purposes may exceed our available cash flow. If we are unable to obtain cash from other sources, we could fail to satisfy the distribution requirements that apply to a RIC. As a result, we could lose our RIC status and become subject to corporate-level U.S. federal income tax.

•	We must derive at least 90% of our gross income for each taxable year from dividends, interest, gains from the sale of or other disposition of stock or securities or similar sources.
•
We must meet specified asset diversification requirements at the end of each quarter of our taxable year. The need to satisfy these requirements to prevent the loss of RIC status may result in our having to dispose of certain investments quickly on unfavorable terms. Because our investments may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain our qualification for tax treatment as a RIC for any reason, the resulting U.S. federal income tax liability could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

The Trust may be subject to excise tax if we fail to make the distributions required as a RIC.

A RIC that fails to satisfy an additional calendar year distribution requirement is subject to a nondeductible 4% U.S. federal excise tax. To avoid this tax, we must distribute (or be treated as distributing) during each calendar year an amount at least equal to the sum of:

•	98.0% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;
•	98.2 % of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and
•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of this tax. In that event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

If we are not treated as a publicly offered regulated investment company for purposes of the RIC rules, certain U.S. shareholders will be treated as having received a dividend from us in the amount of such U.S. shareholders’ allocable share of the Advisory Fees paid to our investment adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholders.

Special tax rules will apply to certain shareholders if we are not treated as a “publicly offered regulated investment company.” In general, a publicly offered regulated investment company is one that, with respect to any particular taxable year, is either (1) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act); (2) regularly traded on an established securities market; or (3) held by no fewer than 500 persons at all times during such taxable year. We expect to be treated as a “publicly offered regulated investment company” as a result of our Shares being continuously offered pursuant to a public offering. While it is our intention that we will satisfy the criteria to be treated as a publicly offered regulated investment company in each year, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the Advisory Fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

The Trust is dependent on third-party service providers and the failure of any such provider to effectively satisfy their obligations may materially adversely affect our operations.

The Trust is dependent on third-party service providers in connection with their respective operations. To the extent any such service providers fail to effectively satisfy their obligations to the Trust, there may be a material adverse impact on the Trust’s operations. In addition, the Trust may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Trust. Such liabilities may be material and have an adverse effect on our returns to shareholders. The indemnification obligation of the Trust would be payable from the assets of the Trust.

The Trust may engage in Risk Management Transactions for risk management purposes.

The Trust may engage in various Risk Management Transactions for hedging and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any Risk Management Transaction involves risks, including the imperfect correlation between the price or value of the derivative instruments and the assets being hedged, the possible default of the other party to the transaction, the possible illiquidity of the derivative instruments and the fact that a hedging party may not participate fully in a rise in the market value of the underlying security. Furthermore, the Trust’s ability to successfully use Risk Management Transactions depends on the Advisor’ ability to predict pertinent market movements, which cannot be assured. The use of Risk Management Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions are not otherwise available to the Trust for investment purposes.

The Trust may be subject to derivative transactions risks.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust may do so in seeking to achieve its investment objective or for other reasons, such as for cash management, financing activities and hedging and other risk management purposes. Some investments in derivatives are negotiated over-the-counter with a counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. The Advisor will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions.

The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when or for how long, the Trust may use such alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Trust invests defensively, it may not achieve its investment objective.

Risks Related to Specific Investments

Lower-quality loan or debt instruments, commonly known as “junk” or high yield/high risk, present a significant risk of loss of principal and interest.

Lower-quality loan or debt instruments, commonly known as “junk” or high yield/high risk, offer the potential for higher returns, but also involve greater risk than instruments of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. In addition, issuers of such instruments are considered by rating agencies and others to face a higher possibility of defaulting on their obligations and entering bankruptcy than issuers of higher-rated instruments. If any of the foregoing occurs, the value of the instruments will decrease, the Trust’s Share value may decrease and the Trust’s income may be reduced. In addition, an economic downturn or period of rising interest rates could adversely affect the operations of the issuers of these instruments and increase the risk of default and adversely affect the market for these instruments and reduce the Trust’s ability to sell them. Also, such securities are often issued privately under the SEC’s Rule 144A and such “Rule 144A securities’ are subject to resale restrictions. The lack of a liquid market for these instruments could decrease the Trust’s ability to resell them and ultimately decrease the value of the Trust’s Shares. In all events, the Advisor’s assessment of the credit quality of an issuer of “junk” or high yield/high risk instruments (or any other issuer) could prove incorrect and the Trust could suffer losses as a result.

When the Trust invests in Fixed Income Securities, the value of your investment in the Trust will fluctuate with changes in interest rates.

Typically, a rise in interest rates causes a decline in the value of Fixed Income Securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, lengthening the maturity of a security). These risks could affect the value of a particular investment, possibly causing the Trust’s Share value and total return to be reduced and fluctuate more than other types of investments.

During periods of declining interest rates, the issuer of a security or the borrower under a loan may exercise its option to prepay principal earlier than scheduled, possibly forcing the Trust to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Trust’s return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Trust’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates.

The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured.

Senior Loans’ higher standing in an issuer’s capital structure historically has resulted in generally higher recoveries than for below investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are subject to the risk of price declines and to increases in prevailing interest rates; however, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Trust’s investments in Senior Loans should typically be considered speculative because of the credit risk of their issuers.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.

Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans also share many of the same risks as other below investment grade securities.

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, support by letters of credit, surety bonds or other credit enhancements.

Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The Trust’s investments in preferred securities carry special risks, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, including in terms of corporate income and liquidation payments and therefore will be subject to greater credit risk than such debt instruments.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust-preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively affect the return of the security held by the Trust.

Our portfolio will be concentrated in a single industry sector and may be invested in only a limited number of companies or other issuers, which will subject us to a risk of significant loss if the industry sector experiences a downturn or the business or market position of any one or a small number of these companies or other issuers deteriorates.

We will concentrate at least a portion of our investments in a single industry sector, the short-term business credit institution industry. In addition, we may invest in a limited number of companies and other issuers. Consequently, the aggregate returns we realize may be significantly adversely affected if there is a downturn in the short-term business credit institution industry, if a small number of the companies or other issuers in which we invest perform poorly or if we need to write down the value of any one or a small number of investments. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification and our investments could be limited to relatively few issuers.

As a non-diversified investment company under the 1940 Act, the Trust may invest a greater portion of its assets in a more limited number of issuers than a diversified investment company. While the Trust intends to comply with the diversification requirements of the Code applicable to regulated investment companies, the Trust’s investment program may nonetheless present greater risk to an investor than an investment in a diversified investment company due to the impact that changes in the industries and markets related to short-term business credit institutions may have on the value of our Shares.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we expect to invest principally in U.S. issuers, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, subject to the requirements of the 1940 Act. Investing in foreign companies, particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as security holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

The Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar and changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments.

Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisor may, but is not required to, seek to protect the Trust from changes in currency exchange rates through hedging transactions, depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against a market change that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not be able to establish an effective correlation between such hedging instruments and the portfolio holdings being hedged.

The Trust will not have control over the issuers that underlie the Trust’s investments, which may negatively affect the Trust’s interests in such issuer.

The Trust will generally not have a right to vote or to make decisions with respect to the operation of the issuers that underlie the Trust’s investments. Investment decisions pertaining to issuers of underlying loans will generally be made by the owners of such issuers, in the case of underlying loans. Any decision made by one of those parties may not be in the best interest of the Trust and, even if that decision is determined to be in the Trust’s best interests by that party, may be contrary to the decision that the Trust would have made and may negatively affect the Trust’s interests.

The Trust’s due diligence review of issuers may not uncover all relevant facts, which may adversely impact the Trust’s ability to assess the investment.

Before making any investments, the Advisor will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about the investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the investments and information obtained from the issuer. The Trust cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying investments or that any investment will be successful.

The Advisor may find it necessary to foreclose on certain loans the Trust extends or acquires, which may reduce the net proceeds to the Trust and also increase potential loss.

The Advisor may find it necessary or desirable to foreclose on certain loans or enforce its security interests with respect to collateral underlying certain loans and the enforcement process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests, may not be adequate. Claims may be asserted by lenders or borrowers that might interfere with enforcement of the Trust’s rights. Borrowers may resist enforcement actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the enforcement action and seek to force us into a modification of the loan or a favorable buyout of the borrower’s position in the loan. In some states, enforcement actions can take several years or more to litigate. At any time prior to or during the enforcement proceedings, the borrower may file for bankruptcy, which would have the effect of staying the enforcement actions and further delaying the enforcement process and potentially result in a reduction or discharge of a borrower’s debt. Enforcement may create a negative public perception of the related collateral, if any or the issuer, resulting in a diminution of the value of the collateral or the issuer and in the event of any such enforcement proceeding the Trust may become the subject to various risks associated with direct ownership of the collateral. Even if the Trust is successful in enforcing a loan, the liquidation proceeds upon sale of the underlying collateral, if any, may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the enforcement of a security interest related to a loan or a liquidation of the underlying collateral, if any, will further reduce the net proceeds and, thus, increase the loss.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust has a Board of Trustees consisting of two individuals. The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. One of the two Trustees is an independent Trustee (the “Independent Trustee”), in that he is not an “interested person” (as defined in the 1940 Act) of the Trust or the Advisor. The Trust’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Trust’s Declaration of Trust. The Trustees serving on the Board have been elected by the organizational shareholder of the Trust. For further information on the Board of Trustees, please see “Management—Board of Trustees” in the SAI.

Advisor

Forefront Capital Advisors, LLC (the “Advisor”) is the investment adviser to the Trust. The Advisor is located at 7 Times Square, 37th Floor, New York, New York 10036. Subject to the authority of the Board, the Advisor is responsible for overall management of the Trust’s business affairs. The Advisor is solely owned by New Beginnings Trust, to which Bradley Reifler, who is also the chairman of the Trust’s Board of Trustees, is the sole beneficiary. Additional biographical information concerning Mr. Reifler is set forth in the section entitled “Management—Biographical Information—Interested Trustees” in the SAI. The Advisor was formed for the sole purpose of advising the Trust and its sole business will be to advise the Trust. The Advisor has no investing history beyond the Trust; however, its personnel who are serving as members of the Trust’s Investment Committee have experience providing investment advice and managing private funds, investment vehicles and client accounts, including through affiliates of Forefront Capital Advisors, LLC. The Trust is managed by an investment committee consisting of Frank Argenziano, Alan Feldman, Peter Gorman, Cole Reifler, Brian Weiner and Wendy Espinoza (the “Investment Committee”). Each member of the Investment Committee is jointly and primarily responsible for the day-to-day management of the Trust’s portfolio. Biographies the Investment Committee members are set forth below.

Francis J. Argenziano is Senior Managing Director, and a member of the Investment Committee and the Valuation Committee of the Advisor. He has been part of the Advisor since its inception. Mr. Argenziano is also a Senior Managing Director and Head of Investment Banking of Martel Capital, LLC, a FINRA registered broker-dealer. Mr. Argenziano has 20 years of experience in Corporate Finance, Investment Banking, and Capital Markets. Prior to joining Forefront, he was a senior Managing Director at Du Pasquier &Co., Rockwell Global Capital, Newbridge Securities as well as a Director at Maxim Group LLC.

Cole Reifler is President, Senior Managing Director, and a member of the Investment Committee and Valuation Committee of the Advisor. He has been part of the Advisor since its inception. Mr. Reifler is also the President and Founder of Arora, a financial platform whose mission is to empower the world to be equally powered by women.

Alan Feldman is a Senior Managing Director, and a member of the Investment Committee and the Valuation Committee of the Advisor. He has been part of the Advisor since its inception. Mr. Feldman has 20 years of experience in investment banking as well as specialty finance and alternative investments and has worked at Guggenheim Capital Markets, Scotia Capital, and Paine Webber.

Wendy Espinoza is Chief Compliance Officer, Senior Managing Director, and a member of the Investment Committee of the Advisor. She has been part of the Advisor since its inception. Ms. Espinoza is also Chief Compliance Officer and Chief Executive Officer for Martel Capital, LLC. Ms. Espinoza’s expertise includes over 6 years in regulatory compliance, broker-dealer, investment adviser, regulatory filings, FINRA conduct rules, Investment Advisers Act of 1940.

Brian Weiner is Senior Managing Director and a member of the Investment Committee of the Advisor. He has been part of the Advisor since January 2017. Prior to joining the Advisor, Mr. Weiner was the Senior Vice President of Business Development for Trade Finance Solutions, Inc. and Bibby Financial Services. Prior to that, Mr. Weiner founded Protein Funding Group, a niche finance company specializing in the food and beverage industry.

Peter Gorman is Senior Managing Director and a member of the Investment Committee of Forefront Capital Advisors, LLC. He has been part of the Advisor since its inception. Mr. Gorman has approximately 29 years of experience in the asset management industry.

Investment Advisory Agreement

The Trust has retained the Advisor to manage the investment of the Trust’s assets and place orders for the purchase and sale of its portfolio securities. Under the investment advisory agreement between the Advisor and the Trust (the “Investment Advisory Agreement”), the Advisor receives no management fee, but does receive an ongoing Advisory Fee as described below.

The Advisor furnishes the offices, facilities and equipment that it uses to provide its services, and pays the compensation of its personnel. The Trust pays all charges and expenses of its own day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and mailings to shareholders, the compensation of the Trustees (other than those who are affiliated persons of the Advisor) and all other ordinary business expenses not specifically assumed by the Advisor.

A further discussion of the Board’s most recent review and approval of the Investment Advisory Agreement will be available in the Trust’s Semi-Annual Report for the period ending March 31, 2017.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Trust, please refer to the SAI.

Advisory Fee

The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor an Advisory Fee, annually in arrears for the Trust’s fiscal year then ended. The Trust’s fiscal year runs from October 1 to September 30 (“Fiscal Year”). The Trust will pay the Advisory Fee for the Fiscal Year then ended after the close of such Fiscal Year and in the first quarter following the close of such Fiscal Year, subject to the Trust having achieved an increase in its Pre-Advisory Fee Net Investment Income (as defined below) in that Fiscal Year then ended of 8.00%. We refer to this 8.00% amount as the Hurdle. The Advisor will receive no compensation until after the Hurdle is passed. Thereafter, the Advisory Fee will be equal to (i) 80% of the portion (if any) of the Trust’s Pre-Advisory Fee Net Investment Income that exceeds the 8.00% Hurdle but is less than or equal to an 18.00% return, plus (ii) 20% of the portion (if any) of the Trust’s Pre-Advisory Fee Net Investment Income that exceeds an 18.00% return. For purposes of calculating the Advisory Fee, “Pre-Advisory Fee Net Investment Income” shall mean, with respect to any Fiscal Year, interest income, dividend income and all other income including (i) all fees such as commitment and origination fees received by the Trust; (ii) all structuring, diligence, consulting and other fees received by the Trust, or received by the Advisor and accruing to the Trust, in connection with a Trust investment; and (iii) any income received from investments with a deferred interest feature (such as original interest discount, pay-in-kind interest and zero coupon securities), less expenses other than the Advisory Fee. Pre-Advisory Fee Net Investment Income will not include any realized or unrealized capital gains. For the purposes of calculating Pre-Advisory Fee Net Investment Income, neither the liquidation preference of any preferred shares issued by the Trust nor the aggregate amount of any borrowings for investment purposes will be deducted from the Trust’s total assets. Pre-Advisory Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. The amount of the Advisory Fee will not be affected by any realized or unrealized losses we may suffer.

In other words, we will determine the Advisory Fee as follows:

•	no Advisory Fee is payable with respect to a Fiscal Year in which our Pre-Advisory Fee Net Investment Income does not exceed the Hurdle of 8.00%; and

•
with respect to a Fiscal Year in which our Pre-Advisory Fee Net Investment Income exceeds the Hurdle of 8.00% but does not exceed an 18.00% return, an 80% share of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 8.00% is payable to the Advisor (and the remaining 20% of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 8.00% is for the account of the Trust’s shareholders); and

•
with respect to a Fiscal Year in which our Pre-Advisory Fee Net Investment Income exceeds the Hurdle of 8.00% and also exceeds an 18.00% return, in addition to the amounts payable above, a 20% share of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 18.00% is payable to the Advisor (and the remaining 80% of the amount of Pre-Advisory Fee Net Investment Income that exceeds 18.00% is for the account of the Trust’s shareholders).

To the extent the Trust invests in PIK securities that make in-kind interest payments, the Trust’s investment income, and as a result the Advisory Fee payable to the Advisor, will increase at a compounding rate. To the extent the Trust invests in PIK securities, OID securities or zero coupon securities, the Advisory Fee will be paid based on non-cash accruals that ultimately may not be realized through cash payments. If those cash payments are ultimately not received, the Advisor will be under no obligation to reimburse the Trust for those portions of its Advisory Fee that were based on the non-cash accruals that never resulted in the receipt of cash. In addition, the Advisory Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors”.

Set forth below are examples of the Advisory Fee calculation, with amounts expressed as a percentage of NAV.

Alternative 1

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 6.75%
Total annual expenses (excluding Advisory Fee) (*) = 1.75%
Hurdle = 8.00%

Calculation:
Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 5.00%
Pre-Advisory Fee Net Investment Income does not exceed the Hurdle, so there is no Advisory Fee.

Alternative 2

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 11.75%
Total annual expenses (excluding Advisory Fee) (*) = 1.75%
Hurdle = 8.00%

Calculation:
Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 10.00%
Total distributions to shareholders = 8.00% + (20% x (10.00% – 8.00%)) = 8.40% Advisory Fee = 80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle = 80% × (10.00% – 8.00%) = 1.60%

Alternative 3

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 15.75%
Total annual expenses (excluding Advisory Fee) (*) = 1.75%
Hurdle = 8.00%

Calculation:
Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 14.00%
Total distributions to shareholders = 8.00% + (20% x (14.00% – 8.00%)) = 9.20% Advisory fee = 80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle = 80% × (14.00% – 8.00%) = 4.80%

Alternative 4

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 20.75%
Total annual expenses (excluding Advisory Fee) (*) = 1.75%
Hurdle = 8.00%

Calculation:
Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 19.00%
Total distributions to shareholders = 8.00% + (20% x (18.00% – 8.00%)) + (80% x (19.00% – 18.00%)) = 10.80%
Advisory fee = (80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle and up to and including 18.00%) + (20% × (Pre-Advisory Fee Net Investment Income in excess of 18.00%) =
(80% × (18.00% – 8.00%)) + (20% x (19.00% – 18.00%)) = 8.20%

(*)	See “Summary of Fees and Expenses”.

The Trust will accrue a projected Advisory Fee amount payable on a daily basis, based on the Trust’s then-projected annualized Pre-Advisory Fee Net Investment Income. Reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income. As a result of the foregoing, the Trust’s NAV and the value of Trust Shares will always reflect a projected Advisory Fee accrual, even though it will only be after the close of the Trust’s then-current Fiscal Year that the Trust will be able to determine conclusively whether an Advisory Fee has been earned for that Fiscal Year and (if earned) what its size is, and will only then be obligated to pay it to the Advisor.

Reimbursement of Certain Expenses Borne by Advisor

The Advisor has entered into an Expenses Limitation Agreement (the “Expenses Limitation Agreement”) with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to Shares. The Expenses Limitation Agreement will allow the Advisor to receive reimbursement of any excess expense payments made by it on a rolling three-year basis, if such reimbursement can be achieved within the 1.75% expense ratio. The Expenses Limitation Agreement shall remain in effect until at least February 1, 2018 (unless terminated by, or with the consent of, the Trustees of the Trust or in the event the Investment Advisory Agreement is terminated). While the Adviser has no obligation to continue the waiver past the current term, it is expected that such contractual agreement will continue from year-to-year provided such continuance is approved by the Advisor and the Board.

Other Service Providers

The Administrator. The Trust has appointed S&Z Fund Services, LLC (the “Administrator”) to serve as its administrator pursuant to a fund accounting and administration services agreement between the Administrator and the Trust (the “Fund Services Agreement”). Under the Fund Services Agreement, the Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities.

Under the Fund Services Agreement, the Administrator will not be liable to the Trust for any action taken or omitted by any of them in good faith in connection with the Fund Services Agreement or the business and affairs of the Trust, provided however, that the Administrator will not be indemnified with respect to any damage that resulted from the gross negligence, fraud or willful misconduct of the Administrator or its assigns in connection with the performance of its duties and obligations under the Fund Services Agreement.

Under the Fund Services Agreement, the Administrator receives a flat annual fees and an additional fee for work done with the Trust’s auditor. For all services listed in Exhibit A of the Fund Services Agreement, the Administrator receives a fee of $5,000/month. For work done with outside auditors, the Administrator will be paid an additional fee of $5,000 per audit period. The Administrator will also be reimbursed for its out-of-pocket expenses including courier, fax, photocopies, telephone and mailing costs, government (license) fees and any third-party disbursements incurred by the Trust.

The Administrator’s principal business address is 145 Pinelawn Road, Suite 200 S, Melville, New York 11747.

The Distributor. The Distributor, Foreside Fund Services, LLC, serves as the principal underwriter of the Trust, on a reasonable efforts basis. Pursuant to the distribution agreement between Foreside Fund Services, LLC and the Trust (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as a broker-dealer under state and federal laws. The Distributor does not intend to act as a market maker with respect to the Trust’s shares. The Distribution Agreement also provides that the Trust will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

Following the commencement of investment operations, the Trust will pay the Distributor an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan. See “Plan of Distribution—Shareholder Service Fee”.

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Trust, to the Distributor, Selling Agents and other broker-dealers, in connection with the sale and distribution of Shares and the retention or servicing of shareholder accounts.

The Distributor’s principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Transfer Agent. S&Z Fund Services, LLC serves as the Transfer Agent for the Trust. The Transfer Agent’s principal business address is at 145 Pinelawn Road, Suite 200 S, Melville, New York 11747.

The Custodian. MUFG Union Bank, N.A. serves as the Custodian of the assets of the Trust pursuant to a global custody agreement between the Custodian and the Trust, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Trust’s Board of Trustees. The Custodian’s principal business address is 400 California Street, San Francisco, CA 94104.

Independent Registered Public Accounting Firm. BrookWeiner L.L.C., 125 S. Wacker Dr, Ste. 1000, Chicago, IL 60606, independent registered public accounting firm, audits the Trust's financial statements and provides other audit, tax and related services

Legal Counsel. Kilpatrick Townsend & Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Trust.

Control Persons

As a result of their beneficial ownership of more than 25% of the Trust’s shares as of March 1, 2017, Port Royal may be deemed to be a control person of the Trust.

CONFLICTS OF INTEREST

The Trust may be subject to a number of actual and potential conflicts of interest.

Trading by Personnel of the Trust or the Advisor

Each of the Trust and the Advisor has adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. Each of these Codes of Ethics prohibit personnel subject to such code to invest directly or indirectly in securities purchased or held by the Trust, except to the extent such personnel invest in the Trust. Please refer to the copies of the Codes of Ethics that have been filed as exhibits to the Trust’s registration statement on Form N-2 of which this Prospectus is a part, on file with the SEC, the contents of which are incorporated herein by reference.

The Advisor and its Affiliates

Policies and Procedures

Specified policies and procedures implemented by the Advisor and its affiliates (“Forefront”) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Forefront’s various businesses that the Trust will seek to draw on for purposes of pursuing attractive investment opportunities, and may from time to time limit the Trust’s ability to acquire or dispose of certain investments. Because Forefront has many different asset management and advisory businesses, it is subject to a number of potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if the Trust were its one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Forefront has implemented certain policies and procedures (e.g., information walls). For example, Forefront may come into possession of material non-public information with respect to companies in which its other businesses may be considering making an investment, or companies that are Forefront advisory clients. As a consequence, that information, which could be of benefit to the Trust, might become restricted to those respective other businesses and be unavailable to the Trust. In addition, to the extent that Forefront is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Trust and the Advisor may also be deemed to be in possession of such information or otherwise restricted. This could reduce the investment opportunities or limit sales opportunities otherwise available to the Trust and adversely affect the investment flexibility of the Trust, by precluding it from taking certain actions. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Forefront entity has or has considered making an investment or which is otherwise an advisory client of Forefront may restrict or otherwise limit the ability of the Trust to make investments or sales, or otherwise engage in businesses or activities competitive with such companies. Forefront may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although they may be intended to provide greater opportunities for the Trust, may require the Trust to share such opportunities or otherwise limit the amount of an opportunity of which it can take advantage.

Other Forefront Businesses and Activities

As part of its regular business, Forefront provides a broad range of advisory and other services. In addition, Forefront and its affiliates may in the future provide services beyond those currently provided. Shareholders will not receive a benefit from fees generated in connection with any such services. Forefront may have relationships with, render services to or engage in transactions with, government agencies, issuers, owners of securities or other entities, where such entities represent, or may represent, Trust investment opportunities. As a result, employees of Forefront may possess information relating to such entities not known to the Trust or the Advisor. Those employees of Forefront will not be obligated to share any such information with the Trust or the Advisor and may be prohibited by law or contract from doing so.

In the regular course of its advisory businesses, Forefront represents potential purchasers, sellers and other parties, including corporations, financial buyers, management personnel, shareholders and institutions, with respect to assets that may be suitable investments for the Trust. In such a case, Forefront’s client would typically require Forefront to act exclusively on its behalf, thereby precluding the Trust from acquiring such assets. Additionally, there may be circumstances in which one or more individuals associated with Forefront will be precluded from providing services to the Trust or the Advisor because of certain confidential information available to those individuals or others within Forefront. Forefront is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Trust. The Trust may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Forefront may have or transactions or investments Forefront and its affiliates may make or may have made.

Subject to certain limitations, the Trust may invest in securities of the same issuers as other investment vehicles, accounts and clients of Forefront and its affiliates (including the Advisor). To the extent that the Trust holds interests that are different (or more senior) than those held by such other vehicles, accounts and clients, the Advisor may be presented with decisions involving circumstances where the interests of such vehicles, accounts and clients are in conflict with those of the Trust. Furthermore, it is possible that the Trust’s interests may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment.

Forefront employees, including employees of the Advisor, may invest in private equity funds, hedge funds or other investment vehicles, including potential competitors of the Trust. Shareholders will not receive any benefit from any such investments.

Other present and future activities of Forefront and its affiliates (including the Advisor) may also give rise to additional conflicts of interest relating to the Trust and its investment activities. In the event that any such conflict of interest arises, the Advisor will attempt to resolve such conflict in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Trust’s interests.

Other Forefront Funds and Vehicles; Allocation of Investment Opportunities

To the extent any other Forefront vehicles, whether now in existence or subsequently established or acquired, have investment objectives or guidelines that overlap with those of the Trust, in whole or in part, investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Trust and such other Forefront vehicles on a basis that the Advisor determines to be “fair and reasonable” in its sole discretion, subject to (i) any applicable investment limitations of the Trust and such other Forefront vehicles, (ii) the Trust and such other Forefront vehicles having available capital with respect thereto and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Advisor (including without limitation Section 17 of the 1940 Act). As a result, in certain circumstances, investment opportunities suitable for the Trust may not be presented to or pursued by the Trust and may be allocated in whole or in part to any such other Forefront vehicles.

Independent Investment-Related Decisions

From time to time the Trust may own securities that are identical, similar or related to one or more other Forefront vehicles. In such circumstances, the investment and portfolio management decisions of the Trust will generally be made independently of and without regard to the activities or positions of such other Forefront vehicles, which may create circumstances where different actions are taken or investment decisions made with respect to the Trust relative to such other Forefront vehicles. For example, there may be circumstances where one or more such other Forefront vehicles determines to dispose of an investment that is also held by the Trust but where the Trust continues to hold such investment, or where one or more such other Forefront vehicles elects to purchase investments with respect to which the Trust does not participate (or vice versa) or where the Trust and one or more of such other Forefront vehicles may participate in the same investment at different times or on different terms.

Activities of Personnel

Certain of the personnel of the Advisor may be subject to a variety of conflicts of interest relating to their responsibilities to the Trust and the management of the Trust’s investment portfolio. Such individuals may have responsibilities with respect to other Forefront vehicles or as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment trusts, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Trust. The other Forefront vehicles or investment funds in which such individuals may become involved may have investment objectives that overlap with the Trust. Furthermore, certain personnel of the Advisor may have a greater financial interest in the performance of such other Forefront vehicles or accounts than the performance of the Trust. Such involvement may create conflicts of interest in making investments on behalf of the Trust and such other vehicles or accounts. Such personnel will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Trust and such other Forefront vehicles. Investors should be aware that conflicts will not necessarily be resolved in favor of the Trust’s interests.

Service Providers

Certain advisers and other service providers to the Trust (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants and investment or commercial banking firms) and other entities may also provide goods or services to or have business, personal, financial or other relationships with Forefront. Such advisers and service providers may be investors in the Trust, affiliates of the Advisor, sources of investment opportunities or co-investors or commercial counterparties. These relationships may influence the Advisor in deciding whether to select or recommend such a service provider to perform services for the Trust (the cost of which will generally be borne directly or indirectly by the Trust). In certain circumstances, advisers and service providers or their affiliates may charge different rates or have different arrangements for services provided to the Advisor or its affiliates as compared to services provided to the Trust, which in certain circumstances may result in more favorable rates or arrangements than those provided to the Trust.

Trading by Forefront Personnel

The officers, directors, members, managers and employees of the Advisor may trade in securities for their own accounts, subject to restrictions (including in the Advisor’s Code of Ethics, referred to above) and reporting requirements as may be required by law, including those required by the 1940 Act and Forefront policies or otherwise determined from time to time by the Advisor.

Other Trading and Investing Activities

Certain other Forefront vehicles may invest in securities of publicly traded companies in which the Trust has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Trust.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

Common Shares

The Trust is authorized to issue an unlimited number of common shares. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Each Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and nonassessable. The holders of the Shares will not be entitled to receive any distributions from the Trust unless all accrued interest, fees and distributions, if any, with respect to the Trust’s leverage have been paid, unless certain asset coverage tests employed by the Trust are satisfied and unless any other requirements imposed by any rating agencies rating any preferred shares issued by the Trust have been met. See “—Preferred Shares” below. All Shares have equal rights as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, when available, to all holders of its Shares. The Trust does not intent to hold annual meetings of its shareholders.

If you purchase Shares in the Trust, you will become bound by the applicable terms and conditions in the Trust’s Declaration of Trust.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Trust currently intends to make dividend distributions to its shareholders no less frequently than annually. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Trust. See " Distribution and Dividend Reinvestment Policies." The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among its shareholders. The shares are not liable to further calls or to assessment by the Trust. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Trust's shareholders are not liable for any liabilities of the Trust. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Trust generally will not issue share certificates. However, upon written request to the Trust's transfer agent, a share certificate may be issued at the Trust's discretion for any or all of the full shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time. The Trust's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Trust's transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The Shares are intended principally for long-term investors, and you should not purchase Shares if you intend to sell them soon after purchase.

Preferred Shares

The Trust’s Declaration of Trust provides that the Board may authorize and issue preferred shares, with rights as determined by the Board, without the approval of the holders of the Shares. Holders of the Shares have no preemptive rights to purchase any preferred shares that might be issued.

The Trust has no current intention to issue any preferred securities, including within the next 12 months; furthermore, before issuing preferred shares, the Trust would have to apply for and receive an exemptive order from the SEC allowing the Trust to issue multiple share classes. However, were it to issue preferred securities, such issuance would constitute leverage. The use of leverage by the Trust can create risks. See “Risk Factors”. The terms of any preferred shares that might be issued, including distribution rate, liquidation preference, redemption provisions, restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears, would be determined by the Board, subject to applicable law and the Declaration of Trust. The Trust believes that, in the event it were ever to issue preferred shares, it is likely that the liquidation preference, voting rights and redemption provisions would be similar to those stated below.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. Any remaining Trustees would be elected by holders of the Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees of the Trust at any time two years’ distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Declaration of Trust”. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares would have equal voting rights with holders of the Shares (one vote per share) and would vote together with holders of the Shares as a single class.

The discussion above describes the possible offering of preferred shares by the Trust. If the Board were to determine to proceed with any such offering, the terms of the preferred shares might be the same as or different from the terms described above, subject to applicable law and the terms of the Declaration of Trust. The Board, without the approval of the holders of the Shares, may authorize an offering of preferred shares and may fix the terms of any preferred shares to be offered and the offering, or may determine not to authorize any such offering.

In the event that the Trust was to issue preferred shares, any investor would become bound by the applicable terms and conditions in the Trust’s Declaration of Trust.

The following table shows the amounts of the Trust’s shares that have been authorized and are outstanding as of December 31, 2016, of which none were owned by the Trust:

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited*	1,035,358.591 Shares NAV $10.16 per share

*	Subject to a $100 million limit on the Fund in aggregate

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. NAV per Share will be determined daily, on each day that the New York Stock Exchange is open for business, as of the close of the regular trading session on that exchange. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses and dividends) from total assets (the value of the Trust’s portfolio securities plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares.

Exchange-traded securities for which market quotations are readily available will be valued at the last quoted sale price on the principal exchange on which such securities are traded. Securities not traded on any exchange and for which over-the-counter market quotations are readily available will be valued at the last quoted sale price, or in the absence of a sale, will be valued at the mean between the current bid and ask prices on such over-the counter-market. Certain debt securities may be valued at prices supplied by independent third party pricing sources based on broker or dealer quotations or model or matrix pricing that references the value of other securities with similar characteristics. Short-term debt securities having a remaining maturity of 60 days or less when purchased, and debt instruments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost, adjusted for amortization of premiums and accretion of discounts. Listed options will be valued at the last quoted sale price or, in the absence of a sale, at the mean between the current bid and ask prices. Unlisted options for which over-the-counter quotations are readily available will be valued at the mean between the current bid and ask prices.

Securities and other assets for which current market quotations are not readily available, or which are valued by an independent third party pricing source but where such prices are deemed unreliable or not reflective of fair value, will be valued at fair value (“Fair Valued Assets”), as determined in good faith pursuant to the valuation policies and procedures established by and under the general supervision of the Trust’s Board of Trustees. Most of the Trust’s portfolio securities are expected to be valued at fair value, using the fair value policies and methodologies set forth in the Trust’s valuation policies and procedures.

The fair values determined for all Fair Valued Assets shall be subsequently reported to the Board of Trustees. The Board will regularly review the appropriateness and accuracy of the fair value methodologies used to make such determinations and make any necessary adjustments.

SHARE REPURCHASES

No Right of Redemption

The Trust is a closed-end, “interval” management investment company. Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not typically redeem their Shares at the option of the shareholder. Rather, the Shares of a closed-end management investment company typically trade in the secondary market via a stock exchange. Unlike many closed-end management investment companies, however, the Trust’s Shares will not be listed on a stock exchange. Instead, liquidity will be available through the share repurchases described below. As an interval management investment company, the Trust is similar to a mutual fund in that it continuously offers its shares and thereby is subject to asset inflows. However, as a closed-end management investment company, the Trust is not subject to continuous outflows and only provides limited liquidity through the share repurchases described below. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment.

Repurchase Offers by the Trust

No investor will have the right to require the Trust to redeem Shares. However, in order to provide shareholders with liquidity and the opportunity to receive NAV on the disposition of their Shares, the Trust, as a matter of fundamental policy, which cannot be changed without shareholder approval, will make quarterly offers to repurchase its Shares. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on the quarterly repurchase request deadline.

Shares tendered for repurchase within 180 days from the date of the original issuance of the Shares will be subject to a repurchase fee of 2%. These fees would compensate the Trust for, among other things, its costs incurred in disposing of portfolio securities or in borrowing in order to pay for the repurchased Shares.

The Trust will make repurchase offers quarterly.

The Trust’s Fundamental Policies with respect to Repurchase Offers

The Trust has adopted the following fundamental policies in relation to its repurchase offers, which cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Trust’s outstanding Shares:

•	The Trust has a policy of making periodic repurchase offers (“Repurchase Offers”) for the Trust’s common shares of beneficial interest, $0.01 par value, pursuant to Rule 23c-3(b) under the 1940 Act;

•	Repurchase Offers will be made at periodic quarterly intervals;

•
The repurchase request deadline will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a Repurchase Offer ends (the “Repurchase Request Deadline”); and

•
The repurchase pricing date for a Repurchase Offer shall occur no later than the fourteenth calendar day after such Repurchase Offer’s Repurchase Request Deadline (or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day).

Aspects of the Trust’s repurchase offers that are not fundamental policies may be modified by the Trust without meeting the shareholder approval requirements applicable to fundamental policies.

How Repurchase Offers will be Conducted

The Trust’s quarterly repurchase offers will end on the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends. When a repurchase offer commences, the Trust will send to shareholders a notification of the offer specifying, among other things:

•	That the Trust is offering to repurchase Shares at NAV.

•
The percentage of outstanding Shares that the Trust is offering to repurchase, and how the Trust will purchase Shares on a pro rata basis if the offer is oversubscribed. The percentage of outstanding Shares that the Trust will offer to repurchase in each quarterly repurchase offer is generally anticipated to be 5%.

•
The date on which a shareholder’s repurchase request is due (the “repurchase request deadline”). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.

•
The date that will be used to determine the Trust’s NAV applicable to the repurchase offer (the “repurchase pricing date”). This is generally expected to be the repurchase request deadline, and in any event shall occur no later than the 14th calendar day after the repurchase request deadline (or the next business day after the 14th calendar day if the 14th calendar day is not a business day). The notice will discuss the risk of fluctuation in NAV that could occur if there is a difference between the repurchase request deadline and the repurchase pricing date.

•
The date by which the Trust will pay to shareholders the proceeds from their Shares accepted for repurchase (the “repurchase payment deadline”). This is generally expected to be the third business day after the repurchase pricing date, and in any event will be within seven days of the repurchase pricing date.

•	The NAV of the Shares of the Trust as of a date no more than seven days prior to the date of the notification, and the means by which shareholders may ascertain NAV on other dates.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

•	The circumstances in which the Trust may suspend or postpone a repurchase offer.

•	Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Trust will send the notification of the offer not less than 21 days or more than 42 days in advance of the repurchase request deadline.

The repurchase request deadline will be strictly observed. If your intermediary fails to submit your repurchase request in good order by the repurchase request deadline, you will be unable to tender your Shares until a subsequent repurchase offer is made, and you will have to resubmit your request in such subsequent repurchase offer. You should be sure to advise your intermediary in a timely manner of your intention to tender in respect of a repurchase offer, and to take, in a timely manner, any other steps you may need to take in order to meet the repurchase request deadline. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

Suspension or Postponement of a Repurchase Offer

The Trust may suspend or postpone a repurchase offer in limited circumstances, as more fully described below, but only with the approval of a majority of the Trust’s Board of Trustees, including a majority of Independent Trustees (such Trustees not being “interested persons” of the Trust as defined by the 1940 Act).

The Trust may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Trust to lose its status as a RIC under Subchapter M of the Internal Revenue Code; (B) for any period during which any market on which any securities owned by the Trust are principally traded is closed, other than customary weekend and holiday closings, or during which trading in any such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Trust of securities it owns is not reasonably practicable, or during which it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit or require for the protection of shareholders of the Trust.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Trust honors repurchase requests. However, for each repurchase offer, the Board will set a maximum percentage of Shares that may be purchased. In the event a repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of all the Shares outstanding on the repurchase request deadline. If the Trust determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Trust is entitled to purchase plus 2% of all the Shares outstanding on the repurchase request deadline, the Trust will repurchase the Shares tendered on a pro rata basis. However, the Trust may decide to diverge from a purely pro rata repurchase in two situations, as follows:

1)	The Trust may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares) and who tender all of their Shares; or

2)
The Trust may accept by lot Shares tendered by shareholders who tender all their Shares and who, when tendering, elect to have either all or none, or at least a minimum amount or none, accepted; however, the Trust must first accept all Shares tendered by shareholders who do not make such an election.

If proration is necessary, the number of Shares each shareholder asks to have repurchased will generally be reduced by the same percentage, subject to the exceptions described above. If any Shares that you tender are not repurchased because of proration, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

If any Shares that you tender are not repurchased, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they might otherwise have tendered in a particular repurchase offer, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

Determination of Repurchase Price and Payment

The repurchase price payable in respect of a tendered Share will be equal to the Share’s NAV as determined after the close of business on the repurchase pricing date. The Trust’s NAV per Share may change materially between the date a repurchase offer is sent to shareholders and the repurchase pricing date, and it may also change materially after the repurchase request deadline, including without limitation if the repurchase pricing date is not the same as the repurchase request deadline. The method by which the Trust calculates NAV is discussed in “Determination of Net Asset Value”. The Trust will generally pay repurchase proceeds on the third business day after the repurchase pricing date. In any event, the Trust pays repurchase proceeds no later than seven days after such repurchase pricing date.

Impact of Repurchase Policies on the Liquidity of the Trust

From the time the Trust distributes each repurchase offer notification until the repurchase pricing date, the Trust must maintain a percentage of liquid assets at least equal to the repurchase offer amount. For this purpose, liquid assets means assets that may be sold or disposed of in the ordinary course of business at approximately the price at which they are valued within the period between a repurchase request deadline and the repurchase payment deadline or which mature by the repurchase payment deadline. The Trust’s Board has adopted written procedures that are reasonably designed to ensure that the Trust’s portfolio assets are sufficiently liquid so that the Trust can comply with its fundamental policy on repurchases, and comply with the liquidity requirements noted above. The Board will review the overall composition of the Trust’s portfolio and make and approve such changes to the procedures noted above as the Board deems necessary. If, at any time, the Trust falls out of compliance with the liquidity requirements noted above, the Board will cause the Trust to take whatever action it deems appropriate in furtherance of compliance. The Trust is also generally permitted to borrow up to 33 1/3% of its total assets, including in order to meet repurchase requests. See “Investment Objective and Principal Investment Strategies—Leverage”.

Consequences of Repurchase Offers

The Trust believes that repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash and the liquidation of securities holdings. However, to pay for repurchased Shares by liquidating securities may require the Advisor to sell securities it would prefer to hold, or to sell greater amounts or at different times than it would prefer. Such liquidation could potentially result in losses, and may increase our portfolio turnover. Also, to the extent the Trust finances Share repurchases by selling securities, its remaining assets will tend to be in less liquid securities. In addition, the sale of portfolio securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Trust’s NAV. The Advisor intends to take measures to attempt to avoid or minimize such potential losses and other effects, and, instead of liquidating portfolio holdings, may have the Trust borrow money to finance repurchases of Shares. But, if we borrow to finance repurchases, interest on any such borrowings will disproportionately affect shareholders who do not tender their Shares in a repurchase offer by increasing Trust expenses and reducing net investment income. Furthermore, repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Trust’s investment performance, its net assets. A reduction in the Trust’s net assets may increase the Trust’s expense ratio, to the extent that additional Shares are not sold.

If a repurchase offer is oversubscribed, the Trust will repurchase the Shares tendered on a pro rata basis and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they would otherwise have tendered in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Trust will repurchase more Shares than it is able to sell.

The repurchase of Shares by the Trust will be a taxable event to the tendering shareholders. For a discussion of the tax consequences of holding and disposing of Shares, see “Tax Considerations”.

The costs incurred by the Trust in connection with repurchase offers will be paid by the Trust, subject to the imposition of a repurchase fee in certain circumstances as discussed above.

DISTRIBUTION AND DIVIDEND REINVESTMENT POLICIES

Distribution Policy

The Trust intends to make distributions to its shareholders of its net investment income, after expenses and provisions, at least annually, and may make them as often as quarterly. We have elected and intend to continue to qualify each year to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. To maintain our RIC status, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90 percent of the sum of our:

•
investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	net tax-exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our shareholders.

We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the U.S. federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be treated as distributing) during each calendar year an amount at least equal to the sum of:

•	98.0% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;
•	98.2 % of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and
•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of this tax. In that event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

Unless the registered owner of Shares elects to receive cash, all distributions declared on Shares will be automatically reinvested in additional Shares of the Trust. See “—Automatic Dividend Reinvestment Plan,” below.

Section 19(a) of the 1940 Act and Rule19a-1 thereunder require the Trust to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of a dividend or other distribution were the original capital contribution of the shareholder and the payment amounted to a return of capital, the Trust would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Trust is net profit.

The Board reserves the right to change the distribution policy from time to time.

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends), net of any applicable U.S. withholding tax, will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Transfer Agent, which is the entity that will administer the Plan.

After the Trust declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at the Trust NAV as of the dividend or distribution date. Notice of each such Share transaction will be furnished as soon as practicable but no later than seven days after the Trust’s NAV is determined and the shareholder transactions are settled. Information relevant for personal and tax records will be sent with the notice. There is no sales load or other charge for reinvestment; however, the Trust reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants. The Trust reserves the right to suspend or limit at any time the reinvestment of distributions, or to change the policies and procedures of the Plan. In the case of persons, such as brokers or nominees, who hold Shares for other persons who are the beneficial owners of the Shares, the Plan will be administered on the basis of the number of Shares registered in the record holder’s name. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine how the broker or nominee will credit such shareholders with their beneficial interests in the additional Shares issued as a result of dividend reinvestments.

Shareholders who receive distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. However, since a participating shareholder’s cash distributions will be reinvested, such shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A shareholder’s basis in the Shares received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any Shares received in a distribution will be subject to a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Neither the Trust nor the Transfer Agent, which is the entity that will administer the Plan, shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

PLAN OF DISTRIBUTION

The Offering

The Trust will continuously offer Shares at a price per Share equal to the Trust’s NAV per Share plus the applicable sales load. In reliance on Rule 415, the Trust intends to offer to sell up to $100,000,000 of its shares, on a continual basis, through the Distributor.

Subscriptions will be accepted on a continuous basis on each day that the New York Stock Exchange is open for business (or if it is closed, on its next succeeding business day). In order for a purchase of Shares to be completed, the Distributor must receive the full subscription amount for such Shares, in federal funds, and the executed subscription documents by the date determined for settlement. Purchases are generally expected to settle on a T+3 basis.

The minimum required initial investment for each investor is $1,000.

The Trust will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

Suitability of Investment

An investment in the Trust involves a considerable amount of risk. It is possible that you will lose some or all of your money. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment. Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. See “Share Repurchases”. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should only invest in the Trust money that it can afford to lose, and it should not invest money to which it may need access in the short-term, on any particular date or on a frequent basis. In addition, all investors should be aware of how the Trust’s investment strategies fit into their overall investment portfolios, because the Trust is not designed to be, by itself, a well-balanced investment for any particular investor. See “Risk Factors”.

Distributor, Selling Agents

Foreside Fund Services, LLC will serve as the Distributor of the Shares on a reasonable efforts basis, subject to various conditions, for which it will be paid an annual fee, as set forth in the Distribution Agreement. A total of 3.00% of the gross proceeds from all Shares sold shall be paid to Selling Agents who have entered into selling agreements with the Distributor. Martel Capital, LLC, a broker-dealer affiliate of the Trust, is expected to serve as a Selling Agent.

The actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase transaction. Prospective shareholders should consult their financial intermediaries about the charges they may impose.

Neither the Distributor nor any other broker or dealer is obligated to buy any of the Shares from the Trust. The Distributor does not intend to make a market in the Shares. To the extent consistent with applicable law, the Trust has agreed to indemnify the Distributor against certain liabilities.

Shareholder Service Fee

Following the commencement of investment operations, the Trust will pay the Distributor, when applicable, an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan, which the Trust has adopted, and under which the Trust may compensate selected brokers, dealers and financial industry professionals that sell Trust Shares with the Shareholder Service Fee for providing ongoing services to the shareholders to whom they sold Trust Shares. Such services may include assistance with the processing of client orders and fund transfers, account maintenance and reconciliations, delivery of Trust reports, prospectuses and other materials and the provision of such other information and administrative services as may be reasonably requested by the Trust or the Advisor.

Additional Compensation

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Trust, to brokers or dealers (including the Distributor and Selling Agents) in connection with the sale and distribution of Shares and the retention or servicing of shareholder accounts. In return for such compensation, the Trust may receive access to a broker’s or dealer’s registered representatives and sales personnel or placement on the sales platform or list of investment options offered by such broker or dealer. Such compensation may vary among different brokers or dealers and may comprise a fixed dollar amount, or be based on the aggregate value of outstanding Trust shares held by shareholders introduced by the broker or dealer, or be determined in some other manner. The receipt of such additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and the broker or dealer who is recommending the Trust to the investor over other potential investments.

HOW TO SUBSCRIBE FOR SHARES

Investors may purchase shares directly from the Trust in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by S&Z Fund Services, LLC, the Trust’s administrator. The returned check and stop payment fee is currently $25. Investors may buy shares of the Trust through financial intermediaries and their agents that have made arrangements with the Trust and are authorized to buy shares of the Trust (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Trust. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Trust may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Trust, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 P.M., Eastern time) on a day that the NYSE is open for business, will be priced based on the Trust’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Forefront Income Trust to:

via Regular or Overnight Mail:
Forefront Income Trust
c/o S&Z Fund Services LLC
145 Pinelawn Road, Suite 200 S
Melville, New York 11747

All checks must be in US Dollars drawn on a domestic bank. The Trust will not accept payment in cash or money orders. The Trust also does not accept cashier’s checks in amounts of less than $2,500. To prevent check fraud, the Trust will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Trust, for any payment that is returned. It is the policy of the Trust not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Trust reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Trust, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include the name of the Trust, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Trust, please call the Trust at 1-844-348-8778 for wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Trust will normally accept wired funds for investment on the day received if they are received by the Trust’s designated bank before the close of regular trading on the New York Stock Exchange. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #:	(number provided by calling toll-free number above)
Credit:	S&Z Fund Services, LLC
Account #:	(number provided by calling toll-free number above)
Further Credit:
Forefront Income Trust
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact S&Z Fund Services, LLC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 P.M. Eastern time to be eligible for same day pricing. The Trust, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Trust’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Trust through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100, on specified days of each month into your established Trust account. Please contact the Trust at 1-844-348-8778 for more information about the Trust’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Trust by calling 1-844-348-8778. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 P.M. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Anti-Money Laundering Program

The USA PATRIOT Act requires financial institutions, including the Trust, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Trust in verifying your identity. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Trust reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Trust within a reasonable time of the request or if the Trust cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Trust at 1-844-348-8778.

Purchase Terms

The minimum initial purchase by an investor is $1,000 for regular accounts. The Trust’s shares are offered for sale through its Distributor at NAV plus the applicable sales load. The price of the shares during the Trust’s continuous offering will fluctuate over time with the Trust’s NAV. Investors in the Trust will pay a sales load based on the amount of their investment in the Trust. The sales load payable by each investor depends upon the amount invested by such investor in the Trust. For investments of $5,000,000 and up, the Trust will reduce the sales load to 1.50%. The Trust reserves the right to waive sales loads.

You may be able to buy shares without a sales load (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	a current or former director or Trustee of the Trust;
•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Trust’s Advisor or its affiliates or of a broker-dealer authorized to sell shares of the Trust; or

•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Trust.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Trust is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Trust, you must notify the Trust in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Trust.

Right of Accumulation

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. For the purposes of determining the applicable reduced sales load, the right of accumulation allows you to include prior purchases of shares of the Trust as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•
a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Trust is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Trust, you must notify the Trust in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Trust.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and holders of at least seventy-five percent (75%) of the Trust’s shares (including common and any preferred shares) to authorize certain transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers of shares by the Trust (except as may be pursuant to a public offering, the Trust’s automatic dividend reinvestment plan or upon exercise of any share subscription rights), certain sales, transfers or other dispositions of a majority of the Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the Trustees and of holders of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) to authorize a conversion of the Trust from a closed-end to an open-end investment company. Also, the Declaration of Trust provides that the Trust may dissolve upon the vote of a majority of the Trustees and two-thirds of the Trust’s shares.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Trust in a repurchase offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Trust and its shareholders.

The Declaration of Trust provides that shareholders will have the same limitation of personal liability extended to shareholders of private, for-profit corporations incorporated under the Delaware General Corporation Law.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Trust will vote together as a single class, except to the extent required otherwise by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust, which is on file with the SEC.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interests of shareholders.

TAX CONSIDERATIONS

The following discussion is a summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Shares. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder or “Treasury regulations,” each as in effect as of the date of this Prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our Shares in connection with a hedging, straddle, conversion or other integrated transaction, shareholders subject to the alternative minimum tax, shareholders who received our Shares as compensation, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any tax laws other than the U.S. federal income tax laws, such as U.S. federal estate or gift tax or foreign, state or local tax. This discussion assumes that our shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

A “U.S. shareholder” is a beneficial owner of Shares of that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. shareholder” means a beneficial owner of Shares that is for U.S. federal income tax purposes not a U.S. shareholder and not an entity taxed as a partnership.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our Shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our Shares should consult its own tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares by the partnership.

Taxation of the Trust

We have elected to be treated as a RIC under the Code and intend to continue to qualify each year as a RIC under the Code. Our status as a RIC enables us to deduct qualifying distributions to our shareholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of income and gains that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

•
derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income, or the “90% Gross Income Test”; and

•	maintain diversified holdings (or the “Diversification Tests”) so that, subject to certain exceptions and cure periods, at the end of each quarter of our taxable year:
•
at least 50% of the value of our total gross assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” shall not include any amount of any one issuer, if our holdings of such issuer are greater in value than 5% of our total assets or greater than 10% of the outstanding voting securities of such issuer, and

•
no more than 25% of the value of our assets may be invested in securities of any one issuer, the securities of any two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses (excluding U.S. government securities and securities of other RICs), or the securities of one or more “qualified publicly traded partnerships.”

To maintain our status as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year, or the “Annual Distribution Requirement”. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to make distributions in sufficient amounts to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the nature of our portfolio and/or (2) requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Trust Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to when we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our shareholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will continue to qualify as a RIC for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions from our investment company taxable income (consisting generally of net ordinary income, net short-term capital gain, and net gains from certain foreign currency transactions) generally will be taxable to U.S. shareholders as ordinary income to the extent made out of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to noncorporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a reduced maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Shareholders receiving dividends in newly issued Shares will be treated as receiving a distribution equal to the value of the Shares received and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their Shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution”.

Any dividends declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month, which are actually paid during January of the following calendar year, will be treated as if paid by us and received by such shareholders on December 31 of the previous calendar year. In addition, we may elect to relate any undistributed investment company taxable income or net capital gains eligible for distribution as a dividend back to our immediately prior taxable year if we:

•
declare such dividend prior to the earlier of the 15th day of the ninth month following the close of that taxable year, or any applicable extended due date of our U.S. federal corporate income tax return for such prior taxable year;

•	distribute such amount in the 12-month period following the close of such prior taxable year; and
•	make an election in our U.S. federal corporate income tax return for the taxable year in which such undistributed investment company taxable income or net capital gains were recognized.

Any such election will not alter the general rule that a U.S. shareholder will be treated as receiving a dividend in the taxable year in which the dividend is distributed, subject to the October, November or December dividend declaration rule discussed immediately above. If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. shareholder owns Shares registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. shareholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Dispositions. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the Shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. shareholder on the disposition of Shares will result in capital gain or loss to a U.S. shareholder and will be a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Shares will be disallowed as a deduction if the U.S. shareholder acquires additional Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed. In this case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

Repurchase or Tender Offers. In the event that a U.S. shareholder of Shares elects to tender the holder’s Shares and receive cash, the amount received on any such tender of Shares generally will be treated for U.S. federal income tax purposes as a payment in consideration for the sale of the Shares, rather than as a distribution. Any recognized gain or loss will generally be long-term capital gain or loss if the U.S. shareholder’s holding period with respect to the Shares exchanged for cash is more than one year at the time the redemption is consummated. Amounts received in connection with any such tender, however, will be treated as a distribution for U.S. federal income tax purposes if (i) the tender is “substantially equivalent to a dividend” (meaning that the U.S. shareholder’s percentage ownership in the Trust (including Shares the U.S. shareholder is deemed to own under certain constructive ownership rules) after the tender is not meaningfully reduced from what its percentage ownership in the Trust (including constructive ownership) was prior to the tender), (ii) the tender is not “substantially disproportionate” as to that U.S. shareholder (“substantially disproportionate” meaning, among other requirements, that the percentage of the Trust’s outstanding voting shares owned (including constructive ownership) immediately following the redemption is less than 80% of that percentage owned (including constructive ownership) by such holder immediately before the redemption) and (iii) the redemption does not result in a “complete termination” of the U.S. shareholder’s interest in the Trust (taking into account certain constructive ownership rules). If the U.S. shareholder had a relatively minimal interest in Shares and, taking into account the effect of tenders by other holders, its percentage ownership (including constructive ownership) in the Trust is reduced as a result of the redemption, such holder generally should be regarded as having a meaningful reduction in interest. For example, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”. A U.S. shareholder should consult with its own tax advisors as to the tax consequences to it of any tender of its Shares.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. U.S. shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. shareholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Potential Limitation With Respect to Certain U.S. Shareholders on Deductions for Certain Fees and Expenses. Special tax rules will apply to certain shareholders if we are not treated as a “publicly offered regulated investment company.” In general, a publicly offered regulated investment company is one that, with respect to any particular taxable year, is either (1) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act); (2) regularly traded on an established securities market; or (3) held by no fewer than 500 persons at all times during such taxable year. We expect to be treated as a “publicly offered regulated investment company” as a result of our Shares being continuously offered pursuant to a public offering. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the Advisory Fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.

Taxation of Non-U.S. Shareholders

Whether an investment in Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their own tax advisors before investing in Shares.

Actual and Deemed Distributions; Dispositions. Distributions of our investment company taxable income to non-U.S. shareholders will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding.

Non-U.S. shareholders generally are not subject to U.S. federal income tax on capital gains realized on the sale of our Shares or on actual or deemed distributions of our net capital gains. If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in Shares may not be appropriate for certain non-U.S. shareholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. shareholder owns Shares registered in its own name, the non-U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Shares. The non-U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the non-U.S. shareholder’s account.

Backup Withholding. A non-U.S. shareholder who is a nonresident alien individual and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Under the Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act or “FATCA,” (i) certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits and income and (ii) gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends, together, “withholdable payments,” made to or through certain foreign entities may be subject to a 30% withholding tax. The 30% withholding tax will apply if withholdable payments are made (i) to or through “foreign financial institutions” (that are not otherwise exempt) that do not enter into an agreement with the IRS to report information with respect to accounts held by U.S. persons or (ii) to certain other foreign entities that do not provide information regarding whether their direct and indirect owners are U.S. persons.

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Fiscal Year and Tax Year

The Trust’s fiscal year will end on September 30. The Trust anticipates sending to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act.

The Trust’s tax year will end on September 30. After the end of each tax year of the Trust, each shareholder will receive a Form 1099 reporting income or gain.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS